                                                                    Exhibit 99.1


                                    SL GREEN
                                  REALTY CORP.


                                  FIRST QUARTER
                                SUPPLEMENTAL DATA

                                 MARCH 31, 2001

SL Green Realty Corp. is a fully integrated, self-administered and self-managed Real Estate Investment Trust (REIT) that primarily owns, manages, leases, acquires and repositions office properties in emerging, high-growth submarkets of Manhattan.

         o SL Green's common stock and Preferred Income Equity Redeemable Shares ("PIERS" SM), are listed on the New York Stock Exchange, and trade under the symbols: SLG and SLG PrA respectively.

         o SL Green maintains an internet site at WWW.SLGREEN.COM at which most key investor relations data pertaining to dividend declaration, payout, current and historic share price, etc. can be found. Such information is not reiterated in this supplemental financial package. This supplemental financial package is available through the Company's Internet site until the Company's quarterly report on Form 10-Q is filed with the Securities and Exchange Commission.

         o This data is presented to supplement audited and unaudited regulatory filings of the Company and should be read in conjunction with those filings. The financial data herein is unaudited and is provided from the prospective of timeliness to assist readers of Quarterly and annual financial filings. As such, data otherwise contained in future regulatory filings covering the same period may be restated from the data presented herein.

         o Questions pertaining to the information contained herein should be referred to Michael W. Reid or Thomas E. Wirth at Michael W. Reid@slgreen.com or tom.wirth@slgreen.com or at 212-594-2700.

This report includes certain statements that may be deemed to be "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in this report that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future, including such matters as future capital expenditures, dividends and acquisitions (including the amount and nature thereof), expansion and other development trends of the real estate industry, business strategies, expansion and growth of the Company's operations and other such matters are forward-looking statements. These statements are based on certain assumptions and analyses made by the Company in light of its experience and its perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, general economic and business conditions, the business opportunities that may be presented to and pursued by the Company, changes in laws or regulations and other factors, many of which are beyond the control of the Company. Any such statements are not guarantees of future performance and actual results or developments may differ materially from those anticipated in the forward-looking statements.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the quarterly period ended March 31, 2001 that will subsequently be released on Form 10-Q to be filed on or before May 15, 2001.

                                    CONTENTS

                                                                          PAGE
                                                                          ----

HIGHLIGHTS OF CURRENT PERIOD FINANCIAL PERFORMANCE                          4-9

UNAUDITED FINANCIAL STATEMENTS
         Balance Sheet                                                       10
         Statement of Operations                                             12
         Joint Venture Statements                                            14
         Statement of Stockholders' Equity                                   16
         Funds From Operations                                               17

SELECTED FINANCIAL DATA                                                   18-20

SUMMARY OF DEBT AND GROUND LEASE ARRANGEMENTS                             21-22

PROPERTY DATA
         Composition of Property Portfolio                                   23
         Top Tenants                                                         24
         Leasing Activity Summary                                         25-27
         Lease Expiration Schedule                                        28-29

SUMMARY OF ACQUISITION ACTIVITY                                              30

                              SL GREEN REALTY CORP.
                               FIRST QUARTER 2001
                                    UNAUDITED
================================================================================

                              FINANCIAL HIGHLIGHTS

EARNINGS PERFORMANCE

         o First quarter Funds From Operations (FFO) were $21.2 million or $0.73 per share (diluted), 18% better than one year ago, when FFO was $17.2 million or $0.62 per share (diluted). Quarterly FFO results exclude an extraordinary loss due to an early debt extinguishment of $0.1 million, the $1.5 million gain on the sale of 633 Third Avenue in 2001 and the $14.2 million gain of the sales of 36 West 44th Street and 29 West 33rd Street in 2000, and a 2001 cumulative effect of accounting change ($0.5 million) related to the implementation of SFAS 133.

         o The 18% growth in first quarter FFO reflects contributions from the following:

         o        Consolidated GAAP NOI increased $7.5 million:

                  -- $6.8 million from the 2001 acquisitions of One Park Avenue and 1370 Broadway

                  -- $3.4 million increase from same store properties as GAAP revenue increased $4.4 million, net of the change in credit loss, (i) $3.9 million in rental revenue as GAAP replacement rents were 56% higher than the previously fully escalated rents and (ii) increased escalation and reimbursement income ($1.6 million) related to the increased recovery ($1.0 million) of higher electric expense resulting from the higher electric rates, and increased operating expense escalations ($0.5 million). The increased electric recovery represented an 82% recovery rate on the increased electric costs. Revenue gains were partially offset by $1.8 million of higher operating costs, which resulted from: higher utility costs ($1.4 million) primarily due to higher electric rates ($1.0 million) and higher fuel and gas costs ($0.4 million).

                  -- $0.7 million increase from the Company's joint ventures.

                  -- $3.0 million decrease from wholly owned properties sold (29 West 34th Street, Bar Building, 17 Battery South and 633 Third Avenue) or contributed to a joint venture (321 West 44th Street).

         o Investment income increased $2.3 million due to (i) increased investment in structured finance ($2.2 million) and interest income earned on proceeds from the sale of 17 Battery South ($0.1 million).

         o The Company had higher interest costs ($4.4 million) associated with: higher average debt levels due to net acquisition and new structured finance activity ($4.3 million), and the higher average debt levels due to the funding of ongoing capital projects and working capital requirements ($0.4 million). The increase was partially offset by lower interest rates from floating rate debt ($0.3 million).

         o MG&A expense increased $0.8 million from higher personnel costs due to several executive management changes.

         o Non-real estate depreciation increased $0.1 million due to additional amortization of financing costs primarily associated with the company's new line of credit.

         o Equity in (loss) income in service corporation and subsidiaries decreased $0.4 million due to lower tenant-rep income ($0.2 million) and an increased loss from Emerge ($0.2 million) due to one-time start-up costs associated with the expansion of the e.Emerge operation.

OPERATING MARGINS

         QUARTERLY

         o Cash NOI in the 2001 "same store" portfolio rose $4.2 million (17%) from $23.9 million to $28.1 million, and operating margins improved from 56.8% to 59.2%. GAAP NOI increased by $2.5 million to $21.6 million, or approximately 13% over a year ago, and GAAP operating margins after ground rent improved from 56.6% to 57.4%.

                  One of the primary drivers increasing same store cash NOI is the $5.2 million (11%) increase in total revenue combined with a $0.8 million reduction in free rent and straight line rent, resulting in a $6.0 million (14%) increase in cash revenue. The $0.7 decrease in free rent is primarily due to 420 Lexington Avenue ($0.4 million), 440 Ninth Avenue ($0.1 million), and 290 Madison Avenue ($0.1 million). The decrease in free rent is due to reduced free rent in the 2001 lease concession packages and reduced leasing activity as compared to the 2000 first quarter.

                  The $5.2 million increase in total revenue is due to:

                  1. An increase in rent revenue of $3.2 million resulting from higher replacement rents approximately on 554,000 square feet which were 47% greater than previously fully escalated rents primarily at 420 Lexington Avenue ($1.5 million), 711 Third Avenue ($0.5 million), 1372 Broadway ($0.4 million) and 440 Ninth Avenue ($0.3 million).

                  2. The balance of the increase is due to higher escalation and reimbursement income ($1.6 million), consisting of electric reimbursement ($1.0 million) and increased operating escalation income ($0.5 million).

                  3. Leasing of 50,000 square feet of previously vacant space ($0.7 million).

                  Partially offsetting the total revenue increase were increased operating expenses ($1.8 million) primarily due to higher utility costs ($1.4 million) and higher payroll costs ($0.3 million).

                  NOTE: See Page 9 for a list of the properties, which comprise the 2001 same store portfolio.

         o The Company's consolidated first quarter EBITDA margins before ground rent improved to 64.2% compared to 60.8% for 2000. The EBITDA margin after ground rent was 59.2% as compared to 54.8% in the same period of the prior year. These margin improvements are attributable to GAAP NOI growth resulting from (i) an average improvement in replacement rents over this 12-month period of 42% versus previously fully escalated rents, (ii) income from unconsolidated joint ventures, (iii) income from structured finance and (iv) property acquisitions net of property dispositions.

QUARTERLY LEASING HIGHLIGHTS

         o Vacancy at December 31, 2000 was 204,879 useable square feet net of holdover tenants. During the quarter, 101,707 additional useable square feet became available at an average escalated cash rent of $32.37 per rentable square foot. The company also acquired 72,340 vacant useable square feet with the first quarter acquisitions of 469 Seventh Avenue 1370 Broadway and One Park Avenue. Space available to lease during the quarter totaled 378,926 useable square feet, or 3.8% of the total portfolio.

         o During the first quarter, 45 leases were signed totaling 101,932 useable office square feet with new cash rents averaging $40.05 per rentable square foot. Replacement rents were 42% greater than rents on previously occupied space, which had a fully escalated cash rent averaging $28.19 per rentable square foot. Average tenant concessions were one month of free rent and tenant build-out allowance of $9.01 per rentable square foot. Including early renewals and excluding holdover tenants, the tenant renewal rate was 48%. 7 leases have expired comprising 14,854 useable square feet that are in a holdover status. This results in 262,140 useable square feet remaining vacant at March 31, 2001.

         o The Company signed 2 leases for 8,482 useable square feet that was for the early renewal of a office tenants. The early renewals were for space that was not scheduled to become available until after 2001. The Company was able to renew the current tenants at an average cash rent of $47.98 representing an increase of 34.0% over the previously escalated rents of $35.81.

INVESTMENT ACTIVITY

ACQUISITIONS

ONE PARK AVENUE
In January 2001, the Company acquired various ownership and mortgage interests in One Park Avenue for $233.9 million. This 913,00 square foot, 20-story office building occupies the entire block front on Park Avenue between 32nd and 33rd Street. The Company also acquired an option to purchase the ground lease position. The acquisition was financed with a $150 million mortgage loan from Lehman Brothers Holdings, Inc. and the Company's unsecured line of credit. This transaction closed on January 10, 2001.

1370 BROADWAY
In January 2001 the Company acquired the property located at 1370 Broadway for $50.5 million. This 16-story, 255,000 square foot office building is located across the street from 1372 Broadway, an SL Green property in the Time Square submarket. In-place rents are approximately $27.72 per square foot, approximately 34% below current market levels. Proceeds from the sale of 17 Battery South funded the acquisition to complete a section 1031 tax-free exchange and defer a $10 million capital gain resulting from the sale.

469 7TH AVENUE
In January 2001 the Company acquired 469 Seventh Avenue with a partner, Morgan Stanley Real Estate Fund III, L.P. ("MSREF") for $45.7 million. With a total of 253,000 sf, the building's purchase price represents approximately $180 psf. Located two blocks north of Penn Station, in-place rents are $28.50 psf, approximately 28% below current market levels. The Company holds an interest of 35% in the property. SL Green has assumed managing and leasing responsibilities for the property.

STRUCTURED FINANCE

In March 2001 the Company acquired an existing $39.2 million mezzanine loan position collateralized by a property located in midtown Manhattan. The property is a 770,000 square foot, 25-story Class B office building. The loan, which carries a rate of 900 basis points over the 30-day LIBOR, will mature in January 2003.

In April 2001 the Company received $50.1 million in proceeds from the early redemption of an outstanding mezzanine loan position. The loan had an anticipated maturity date in September 2001. The loan had an original issue discount that has been accelerated and will result in an increase to second quarter investment income totaling $2.1 million.

SALES

1412 BROADWAY
The Company announced today it has entered into a contract to sell 1412 Broadway for $91.5 million, to an affiliate of JER Partners, a subsidiary of JE Roberts Companies. As part of the transaction, SL Green will retain a preferred equity position of up to $13.0 million in the property. The purchase price is subject to adjustment based on the ultimate size of the preferred equity, but in no event shall the purchase price be reduced below $90.2 million. The Company will recognize a gain on sale in the amount of approximately $6.0 million resulting from this transaction.

633 THIRD AVENUE
In January 2001, the Company also sold their retail condominium interests in 633 Third Avenue for $13.25 million resulting in a gain on sale totaling $1.5 million. This represented 40,623 sf of retail space leased to Chase Manhattan and an affiliate of New York Sports Club.

REFINANCINGS

On March 30, 2001, the company received approval from their bank group to increase the company's unsecured revolving credit facility by $50 million to $300 million.

During January 2001, the company repaid the $26.95 million mortgage encumbering the Madison Avenue properties. The loan was scheduled to mature in May 2001. The company contributed two of the Madison Avenue properties to the company's unencumbered asset pool supporting the unsecured line of credit.

         o        See Property Acquisition Schedule on page 30.

CAPITALIZATION AND LIQUIDITY

         o The Company's dividend payout ratio was 53.0% of FFO and 72.6% of FAD before first cycle leasing costs.

         o On March 15, 2001 the Company declared a quarterly dividend distribution of $0.3875 per common share and $0.50 per share of Preferred Income Equity Redeemable Stock payable on April 13, 2001 for shareholders of record as of March 30, 2001.

OTHER

         o Starting January 1, the Company changed its definition of "Same Store" results to include all properties as of 1/1/01, which were owned 12 months or more. The same store group has been adjusted to remove properties sold or partially sold during 2000 and will include the following properties:

                                 2001 SAME STORE

673 First Avenue               1140 Avenue of the Americas    1466 Broadway
470 Park Avenue South          50 West 23rd Street            440 Ninth Avenue
70 West 36th Street            555 West 57th Street           11 Third Avenue
1414 Avenue of the Americas    110 East 42nd Street           412 Broadway
1372 Broadway                  290 Madison Avenue             292 Madison Avenue
286 Madison Avenue             420 Lexington Avenue

                          COMPARATIVE BALANCE STATEMENT
                                    UNAUDITED

($000's omitted)

Standard GAAP Format                                               03/31/01      03/31/00           +/-        % CHANGE
                                                                   --------      --------           ---        --------
ASSETS
Commercial real estate properties, at cost:
     Land & land interests                                          165,814       132,081        33,733             26%
     Buildings & improvements fee interest                          785,280       637,168       148,112             23%
     Buildings & improvements leasehold                             140,951       134,304         6,647              5%
     Buildings & improvements under capital lease                    12,208        12,208          --                0%
                                                                 ----------    ----------    ----------
                                                                  1,104,253       915,761       188,492             21%
Less accumulated depreciation                                       (81,409)      (62,965)      (18,444)            29%
                                                                 ----------    ----------    ----------
                                                                  1,022,844       852,796       170,048             20%
Other Real Estate Investments:
    Investment in unconsolidated joint ventures                      72,673        62,021        10,652             17%
    Mortgage loans and preferred equity investments                  92,982        65,680        27,303             42%

Properties held for sale                                             82,153          --          82,153              0%
Cash and cash equivalents                                             8,078        10,147        (2,069)           -20%
Restricted cash:
    Tenant security                                                  20,603        17,555         3,048             17%
    Escrows & other                                                  22,842        21,158         1,684              8%
Tenant and other receivables, net of $2,141 reserve at 3/31/01        8,940         5,079         3,861             76%
Related party receivables                                             1,046           446           600            134%
Deferred rents receivable, net of reserve for                          --
     tenant credit loss of $5,334 at 3/31/01                         46,843        40,252         6,591             16%
Investment in and advances to affiliates                              6,919         5,695         1,224             22%
Deferred costs, net                                                  40,940        31,542         9,397             30%
Other assets                                                         16,650        11,563         5,087             44%
                                                                 ----------    ----------    ----------

TOTAL ASSETS                                                      1,443,513     1,123,934       319,579             28%
                                                                 ======================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Mortgage notes payable                                              528,535       332,262       196,273             59%
Revolving credit facilities                                         211,926       141,752        70,174             50%
Derivative Instruments-Fair Value                                     2,814          --           2,814           --
Accrued interest payable                                              3,676         3,158           518             16%
Accounts payable and accrued expenses                                22,122        15,753         6,369             40%
Deferred Compensation Awards                                          1,838          --           1,838              0%
Deferred revenue                                                      2,073         1,480           593             40%
Capitalized lease obligations                                        15,369        15,090           279              2%
Deferred land lease payable                                          13,512        12,052         1,460             12%
Dividend and distributions payable                                   12,746        11,962           784              7%
Security deposits                                                    20,137        17,510         2,627             15%
                                                                 ----------    ----------    ----------
TOTAL LIABILITIES                                                   834,748       551,019       283,728             51%

Minority interest (2,283 units outstanding)                          43,062        42,430           632              1%

8% Preferred Income Equity Redeemable Shares
  $0.01 par value, $25.00 mandatory liquidation
  preference, 4,600 outstanding                                     110,888       110,454           434              0%

STOCKHOLDERS' EQUITY
Common stock, $.01 par value 100,000
  shares authorized, 24,705 issued and
  outstanding at 3/31/01                                                248           242             6              2%
Additional paid - in capital                                        433,482       423,032        10,449              2%
Deferred compensation plans & officer loans                          (9,400)       (6,661)       (2,739)            41%
Accumulated Other Comprehensive Income                               (2,409)         --          (2,409)             0%
Retained earnings / (distributions in excess of earnings)            32,894         3,418        29,476            862%
                                                                 ----------    ----------    ----------
TOTAL STOCKHOLDERS' EQUITY                                          454,815       420,031        34,784              8%
                                                                 ----------    ----------    ----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                        1,443,513     1,123,934       319,579             28%
                                                                 ======================================

Standard GAAP Format                                               12/31/00           +/-       % CHANGE
                                                                   --------           ---       --------
ASSETS
Commercial real estate properties, at cost:
     Land & land interests                                          125,572        40,242           132%
     Buildings & improvements fee interest                          618,637       166,643            -2%
     Buildings & improvements leasehold                             139,393         1,558             5%
     Buildings & improvements under capital lease                    12,208          --               0%
                                                                 ----------    ----------
                                                                    895,810       208,443            -1%
Less accumulated depreciation                                       (78,432)       (2,977)           38%
                                                                 ----------    ----------
                                                                    817,378       205,466            -4%
Other Real Estate Investments:
    Investment in unconsolidated joint ventures                      65,031         7,642           177%
    Mortgage loans and preferred equity investments                  51,293        41,689           156%

Properties held for sale                                             10,895        71,258           -58%
Cash and cash equivalents                                            10,793        (2,715)          -50%
Restricted cash:
    Tenant security                                                  19,479         1,124            10%
    Escrows & other                                                  67,344       (44,502)          309%
Tenant and other receivables, net of $2,141 reserve at 3/31/01        7,580         1,360            32%
Related party receivables                                               917           129            98%
Deferred rents receivable, net of reserve for
     tenant credit loss of $5,334 at 3/31/01                         45,816         1,027            24%
Investment in and advances to affiliates                              6,373           546            28%
Deferred costs, net                                                  40,113           827            31%
Other assets                                                         18,142        (1,492)           16%
                                                                 ----------    ----------

TOTAL ASSETS                                                      1,161,154       282,359             8%
                                                                 ========================

LIABILITIES AND STOCKHOLDERS' EQUITY
Mortgage notes payable                                              414,342       114,193            17%
Revolving credit facilities                                          46,374       165,552           -44%
Derivative Instruments-Fair Value                                      --            --               0%
Accrued interest payable                                              2,349         1,327           -11%
Accounts payable and accrued expenses                                24,818        (2,696)           45%
Deferred Compensation Awards                                          2,833          (995)          -35%
Deferred revenue                                                      1,112           962           263%
Capitalized lease obligations                                        15,303            66             2%
Deferred land lease payable                                          13,158           354            13%
Dividend and distributions payable                                   12,678            68             6%
Security deposits                                                    19,014         1,123             1%
                                                                 ----------    ----------
TOTAL LIABILITIES                                                   551,981       282,767             8%

Minority interest (2,283 units outstanding)                          43,326          (264)            4%

8% Preferred Income Equity Redeemable Shares
  $0.01 par value, $25.00 mandatory liquidation
  preference, 4,600 outstanding                                     110,774           114             0%

STOCKHOLDERS' EQUITY
Common stock, $.01 par value 100,000
  shares authorized, 24,705 issued and
  outstanding at 3/31/01                                                246             2             2%
Additional paid - in capital                                        428,698         4,784             2%
Deferred compensation plans & officer loans                          (5,037)       (4,363)          -25%
Accumulated Other Comprehensive Income                                 --          (2,409)            0%
Retained earnings / (distributions in excess of earnings)            31,166         1,728          -431%
                                                                 ----------    ----------
TOTAL STOCKHOLDERS' EQUITY                                          455,073          (258)           12%
                                                                 ----------    ----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                        1,161,154       282,359             8%
                                                                 ========================

Standard GAAP Format                                               09/30/00           +/-        % CHANGE
                                                                   --------           ---        --------
ASSETS
Commercial real estate properties, at cost:
     Land & land interests                                          125,572        40,242             32%
     Buildings & improvements fee interest                          609,089       176,191             29%
     Buildings & improvements leasehold                             137,441         3,510              3%
     Buildings & improvements under capital lease                    12,208          --                0%
                                                                 ----------    ----------
                                                                    884,310       219,943             25%
Less accumulated depreciation                                       (72,179)       (9,230)            13%
                                                                 ----------    ----------
                                                                    812,131       210,713             26%
Other Real Estate Investments:
    Investment in unconsolidated joint ventures                      59,632        13,041             22%
    Mortgage loans and preferred equity investments                  49,903        43,079             86%

Properties held for sale                                             49,890        32,263             65%
Cash and cash equivalents                                            14,064        (5,986)           -43%
Restricted cash:
    Tenant security                                                  18,979         1,624              9%
    Escrows & other                                                  15,604         7,238             46%
Tenant and other receivables, net of $2,141 reserve at 3/31/01        9,132          (192)            -2%
Related party receivables                                               964            82              9%
Deferred rents receivable, net of reserve for
     tenant credit loss of $5,334 at 3/31/01                         43,452         3,391              8%
Investment in and advances to affiliates                              7,943        (1,024)           -13%
Deferred costs, net                                                  37,924         3,016              8%
Other assets                                                         34,100       (17,450)           -51%
                                                                 ----------    ----------

TOTAL ASSETS                                                      1,153,718       289,795             25%
                                                                 ========================

LIABILITIES AND STOCKHOLDERS' EQUITY
Mortgage notes payable                                              345,351       183,184             53%
Revolving credit facilities                                         126,752        85,174             67%
Derivative Instruments-Fair Value                                      --            --
Accrued interest payable                                              3,069           607             20%
Accounts payable and accrued expenses                                25,212        (3,090)           -12%
Deferred Compensation Awards                                          2,833          (995)           -35%
Deferred revenue                                                      1,444           629             44%
Capitalized lease obligations                                        15,242           127              1%
Deferred land lease payable                                          12,805           707              6%
Dividend and distributions payable                                   12,065           681              6%
Security deposits                                                    18,951         1,186              6%
                                                                 ----------    ----------
TOTAL LIABILITIES                                                   563,725       271,023             48%

Minority interest (2,283 units outstanding)                          41,753         1,309              3%

8% Preferred Income Equity Redeemable Shares
  $0.01 par value, $25.00 mandatory liquidation
  preference, 4,600 outstanding                                     110,667           221              0%

STOCKHOLDERS' EQUITY
Common stock, $.01 par value 100,000
  shares authorized, 24,705 issued and
  outstanding at 3/31/01                                                245             3              1%
Additional paid - in capital                                        428,635         4,847              1%
Deferred compensation plans & officer loans                          (5,939)       (3,461)            58%
Accumulated Other Comprehensive Income                                 --          (2,409)             0%
Retained earnings / (distributions in excess of earnings)            14,633        18,261            125%
                                                                 ----------    ----------
TOTAL STOCKHOLDERS' EQUITY                                          437,574        17,241              4%
                                                                 ----------    ----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                        1,153,718       289,795             25%
                                                                 ========================


                                    10 & 11

                       COMPARATIVE STATEMENT OF OPERATIONS
                                    UNAUDITED

($000's omitted - except per share data)

                                                         MAR-01      MAR-00         +/-            %    DEC-00     SEP-00
                                                         ------      ------         ---           --    ------     ------
REVENUES
Rental revenue, net                                      51,991      43,670       8,321          19%    46,037     44,482

     Free rent                                            1,948       1,990         (42)        -2%        781      1,978
     Amortization of free rent                             (838)       (796)        (42)          5%      (756)      (851)
                                                        -------     -------     -------                -------    -------
Net free rent                                             1,110       1,194         (84)        -7%         25      1,127

Straight-line rent                                        2,551       2,310         241          10%     2,171      2,237
Allowance for S/L tenant credit loss                       (649)       (233)       (416)        178%      (182)      (199)
Escalation and reimbursement revenues                     8,057       5,981       2,076          35%     5,791      7,593
Signage rent                                                350         500        (150)       -30%        544        496
Investment income                                         3,274       1,013       2,261         223%     3,367      4,968
Other income                                                310         324         (14)        -4%        442        170
                                                        -------     -------     -------                -------    -------
              TOTAL REVENUES, NET                        66,994      54,759      12,235          22%    58,195     60,874

Equity in income/(loss) from affiliates                    (269)        170        (439)      -259%       (231)        71
Equity in income from unconsolidated joint ventures       1,513         841         672          80%       899        586

EXPENSES
Operating expenses                                       15,826      13,190       2,636          20%    12,751     15,260
Ground rent                                               3,159       3,183         (24)        -1%      3,155      3,164
Real estate taxes                                         8,180       7,335         845          12%     7,163      7,299
Marketing, general and administrative                     3,547       2,788         759          27%     3,043      2,540
                                                        -------     -------     -------                -------    -------
              TOTAL OPERATING EXPENSES                   30,712      26,496       4,216          16%    26,112     28,263

EBITDA                                                   37,526      29,274       8,252          28%    32,751     33,268

Interest                                                 13,897       9,492       4,405          46%    10,188     10,698
Depreciation and amortization                             9,720       7,816       1,904          24%     7,992      8,300
                                                        -------     -------     -------                -------    -------

INCOME BEFORE MINORITY INTEREST                          13,909      11,966       1,943          16%    14,571     14,270

Extraordinary loss- early debt extinguishment               (98)         --         (98)          0%      (491)        --
Gain on sale of properties                                1,514      14,225     (12,711)       -89%     16,770         --
Gain on redemption of preferred equity inv                   --          --           0%         --      5,624
Cumulative effect of accounting change                     (532)         --        (532)          0%        --         --
Minority interest  - OP                                  (1,081)     (2,151)      1,070        -50%     (2,467)    (1,496)
                                                        -------     -------     -------                -------    -------
NET INCOME                                               13,712      24,040     (10,328)       -43%     28,383     18,398

Dividends on preferred shares                             2,300       2,300          --           0%     2,300      2,300
Preferred stock accretion                                   114         107           7           7%       107        107
                                                        -------     -------     -------                -------    -------
INCOME AVAILABLE FOR COMMON SHARES                       11,298      21,633     (10,335)       -48%     25,976     15,991
                                                        ===============================                =======    =======

MG&A to Real Estate Revenue, net                           5.59%       5.22%                              5.60%      4.56%
MG&A to Total Revenue, net                                 5.29%       5.09%                              5.23%      4.17%
Operating Expense to Real Estate Revenue, net             24.96%      24.69%                             23.45%     27.38%
EBITDA to Real Estate Revenue, net                        59.18%      54.80%                             60.22%     59.69%

EBITDA before Ground Rent to Real Estate Revenue, net     64.16%      60.75%                             66.02%     65.36%


                                       12

($000's omitted - except per share data)                 MAR-01      MAR-00                             DEC-00     SEP-00
                                                         ------      ------                             ------     ------
PER SHARE DATA:
Income available for common shares                       11,298      21,633                             25,976     15,991
Net income per share (basic)                               0.46        0.89                               1.06       0.65
Dividend per share                                       0.3875      0.3625                             0.3875     0.3625
Estimated payout of taxable income                          101%         99%                                51%        78%
Basic weighted average common shares                     24,639      24,220                             24,505     24,458
Diluted weighted average common shares and
  common share equivalents outstanding                   27,403      31,531                             27,299     27,300


PAYOUT OF TAXABLE INCOME ANALYSIS:

         Estimated taxable income is derived from net income less straightline rent, free rent net of amortization of free rent, plus tax gain on sale of properties, credit loss, straightline ground rent between tax and GAAP depreciation. The Company has deferred the taxable gain on the sales 29 West 35th Street and 17 Battery South through 1031 exchanges.

                            JOINT VENTURE STATEMENTS
                BALANCE SHEET FOR UNCONSOLIDATED JOINT VENTURES
                                    UNAUDITED

($000's omitted)                                             March 31, 2001                                    March 31, 2000
                                                        ------------------------                          ------------------------
                                                           Total    SLG Property                             Total    SLG Property
                                                        Property        Interest                          Property        Interest
                                                        --------        --------                          --------        --------
Land & land interests                                    107,832          47,477                            63,682          30,749
Buildings & improvements                                 305,899         147,641                           262,314         126,509
                                                        --------        --------                          --------        --------
                                                         413,731         195,118                           325,996         157,258
Less accumulated depreciation                             (8,847)         (4,310)                           (2,314)         (1,081)
                                                        --------        --------                          --------        --------
Net Real Estate                                          404,884         190,808                           323,682         156,177
Cash and cash equivalents                                  5,147           2,265                             5,586           2,662
Restricted cash                                           13,477           6,438                             8,173           3,917
Tenant receivables, net of $1,179 reserve                  1,783             846                             2,937           1,437
Deferred rents receivable, net of reserve for
     tenant credit loss of $624 at 3/31/01                 4,185           2,016                             1,479             699
Deferred costs, net                                        4,472           2,124                             3,457           1,565
Other assets                                               3,362           1,610                             2,471           1,528
                                                        --------        --------                          --------        --------
                                     Total Assets        437,310         206,107                           347,785         167,985
                                                        ========        ========                          ========        ========
Mortgage loan payable                                    274,650         128,408 references page 19        208,650          99,348
Accrued interest payable                                   1,838             868                             1,486             709
Accounts payable and accrued expenses                      6,049           2,861                             7,545           3,716
Security deposits                                          6,262           2,991                             4,714           2,191
Contributed Capital (1)                                  148,511          70,979 references page 8         125,390          62,021
                                                        --------        --------                          --------        --------
                     Total Liabilities and Equity        437,310         206,107                           347,785         167,985
                                                        ========        ========                          ========        ========

As of March 31, 2001 the Company has five joint venture interests representing a 50% interest in 180 Madison Avenue, acquired in December 2000, a 50% interest in 1250 Broadway, acquired in August 1999, a 50% interest in 100 Park Avenue, acquired in February 2000, a 35% interest in 321 West 44th Street, contributed May 2000, and a 35% interest in 469 Seventh Avenue contributed in January 2001. These interests are accounted for on the equity method of accounting and, therefore, are not consolidated into the company's financial statements.

(1) This analysis excludes certain residual interests in the entity that held 90 Broad Street (sold November 2000).

    JOINT VENTURE STATEMENTS
             STATEMENT OF INCOME & EXPENSE FOR UNCONSOLIDATED JOINT VENTURES
            UNAUDITED

($000's omitted)                                  Three Months Ended March 31, 2001                Three Months Ended March 31, 2000
                                                  ---------------------------------                ---------------------------------
                                                          Total  SLG Property                         Total  SLG Property        SLG
                                                       Property      Interest      SLG Subsidiary  Property      Interest Subsidiary
                                                       --------  ------------      --------------  --------  ------------ ----------
Rental Revenue, net                                      13,983         6,711                         9,373         4,424
     Free rent                                              327           158                           598           289
     Amortization of free rent                              (70)          (33)                          (43)          (20)
                                                        -------       -------                       -------       -------
Net free rent                                               257           125                           555           269
Straight-line rent                                          616           283                           540           257
Allowance for S/L tenant credit loss                       (150)          (71)                         (165)          (78)
Escalation and reimbursement revenues                     3,382         1,619                         1,403           653
Investment income                                            98            47                            40            20
Other income                                                 92            48                           267           133
                                                        -------       -------                       -------       -------
                                  TOTAL REVENUES, NET    18,278         8,763                        12,013         5,678
EXPENSES
Operating expenses                                        4,590         2,306                         2,966         1,398
Real estate taxes                                         2,856         1,376                         1,873           965
                                                        -------       -------                       -------       -------
                             TOTAL OPERATING EXPENSES     7,446         3,682                         4,839         2,363

GAAP NOI                                                 10,983         5,151                         7,339         3,393
CASH NOI                                                 10,110         4,744                         6,244         2,867
Interest                                                  5,370         2,541                         3,475         1,665
Depreciation and amortization                             2,289         1,085                         1,644           771
                                                        -------       -------                       -------       -------
NET INCOME (1)                                            3,174         1,455   references page 3     1,947           841

Plus:  Real Estate Depreciation                           2,090           996                         1,407           670
Plus:  Extraordinary Loss                                    --            --                           108            39
Plus:  Management & Leasing Fees                             --            --                  64        --            --         27
                                                        -------       -------   -----------------   -------       -------    -------
FUNDS FROM OPERATIONS                                     5,264         2,451                         3,462         1,550

FAD ADJUSTMENTS:
Plus: Non Real Estate Depreciation                          198            89                           237            99
Plus: 2% Allowance for S/L Tenant Credit Loss               150            71                           165            78
Less: Free and S/L Rent                                    (873)         (408)                       (1,096)         (527)
Less: Second Cycle Tenant Improvement,                       --            --
   Leasing Commissions & Recurring Capex                 (1,141)         (490)                       (1,032)         (514)
                                                        -------       -------                       -------       -------
                                                         (1,666)         (738)                       (1,726)         (864)
                                                                      =======                       =======       =======

Operating Expense to Real Estate Revenue, net             25.17%        26.39%                        24.98%        24.95%
GAAP NOI to Real Estate Revenue, net                      60.22%        58.95%                        61.82%        60.55%
Cash NOI to Real Estate Revenue, net                      55.44%        54.29%                        52.60%        51.16%

As of March 31, 2001 the Company has five joint venture interests representing a 50% interest in 180 Madison Avenue, acquired in December 2000, a 50% interest in 1250 Broadway, acquired in August 1999, a 50% interest in 100 Park Avenue, acquired in February 2000, a 35% interest in 321 West 44th Street, contributed May 2000, and a 35% interest in 460 Seventh Avenue contributed in January 2001. These interests are accounted for on the equity method of accounting and, therefore, are not consolidated into the company's financial statements.

(1) Excludes the cumulative effect of an accounting change totaling $98,000 on 1250 Broadway ($49,000 is SL Green's share.)

          CONDENSED CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

                                                                                                                     Deferred
                                                                                            Retained Earnings /    Compensation
($000's omitted)                                                              Additional    (Distributions) In   Plan / Officers'
                                                             Common Stock  Paid-in Capital  Excess of Earnings         Loan
                                                             ------------  ---------------  ------------------   ----------------
Balance at December 31, 1998                                          240          416,939             (8,559)          (3,794)

Net Income                                                                                             42,856
Preferred dividend and accretion requirement                                                           (9,598)
Deferred compensation plan                                              2            5,019                              (4,771)
Cash distributions declared ($1.41 per
  common share)                                                                                       (34,121)
Amortization of officers' loan and deferred compensation                                                                 1,891
                                                                    -----          -------            -------           ------
Balance at December 31, 1999                                          242          421,958             (9,422)          (6,674)

Net Income                                                                                             86,217
Preferred dividend and accretion requirement                                                           (9,626)
Deferred compensation plan                                                             253                                   6
Exercise of employee stock options                                      3            4,359
Cash distributions declared ($1.475 per
  common share)                                                                                       (36,003)
Redemption of operating partnership units                               1            2,128
Amortization of officers' loan and deferred compensation                                                                 1,631
                                                                    -----          -------            -------           ------
Balance at December 31, 2000                                          246          428,698             31,166           (5,037)

Net Income                                                                                             13,712
Cumulative Effect of Accounting Change
Preferred dividend and accretion requirement                                                           (2,414)
Deferred compensation plan                                              1            3,704                              (4,712)
Exercise of employee stock options                                      1              620
Cash distributions declared ($0.03875 per  common share)                                               (9,570)
Redemption of operating partnership units                                              460
Comprehensive Income - Unrealized loss of derivative instruments
Amortization of officers' loan and deferred compensation                                                                   349
                                                                    -----          -------            -------           ------
Balance at March 30, 2001                                             248          433,482             32,894           (9,400)
                                                                    =====          =======             ======           ======

                                                                   Accumulated
                                                                      Other
($000's omitted)                                                  Comprehensive
                                                                       Loss       Total
                                                                  -------------   -----
Balance at December 31, 1998                                                      404,826

Net Income                                                                         42,856
Preferred dividend and accretion requirement                                       (9,598)
Deferred compensation plan                                                            250
Cash distributions declared ($1.41 per
  common share)                                                                   (34,121)
Amortization of officers' loan and deferred compensation                            1,891
                                                                  -------------   -------
Balance at December 31, 1999                                                --    406,104

Net Income                                                                         86,217
Preferred dividend and accretion requirement                                       (9,626)
Deferred compensation plan                                                            259
Exercise of employee stock options                                                  4,362
Cash distributions declared ($1.475 per
  common share)                                                                   (36,003)
Redemption of operating partnership units                                           2,129
Amortization of officers' loan and deferred compensation                            1,631
                                                                  -------------   -------
Balance at December 31, 2000                                                --    455,073

Net Income                                                                         13,712
Cumulative Effect of Accounting Change                                    (811)      (811)
Preferred dividend and accretion requirement                                       (2,414)
Deferred compensation plan                                                         (1,007)
Exercise of employee stock options                                                    621
Cash distributions declared ($0.03875 per  common share)                           (9,570)
Redemption of operating partnership units                                             460
Comprehensive Income - Unrealized loss of derivative instruments        (1,598)    (1,598)
Amortization of officers' loan and deferred compensation                              349
                                                                  -------------   -------
Balance at March 30, 2001                                               (2,409)   454,815
                                                                        ======    =======

    RECONCILIATION OF SHARES AND UNITS OUTSTANDING, AND DILUTION COMPUTATION
                                    UNAUDITED

                                                      Common Stock      OP Units    Basic Shares   Dilution Factor   Diluted Shares
                                                      ------------      --------    ------------   ---------------   --------------
Balance at December 31, 1998                            23,951,826      2,428,056     26,379,882                         26,379,882

              Deferred Compensation Programs               232,391                       232,391                            232,391
                                                      ------------      --------    ------------   ---------------   --------------
Balance at December 31, 1999                            24,184,217      2,428,056     26,612,273                         26,612,273

              Option/OP Units Converted                    326,576       (120,541)       206,035           (97,506)         108,529
              Compensation Program                           5,201                         5,201            12,354           17,555
              Unexercised Option Share Equivalents                                                         381,095          381,095
              Preferred Stock "If Converted" Method
                   to common stock                                                                       4,699,000        4,699,000
                                                      ------------      ---------    -----------    --------------   --------------
Balance at December 31, 2000                            24,515,994      2,307,515     26,823,509         4,994,943       31,818,452

              Option/OP Units Converted                    189,160        (24,492)       164,668          (122,949)          41,719
              Deferred Compensation Program                                                   --                                 --
               Unexercised Option Share Equivalents                                                        241,562          241,562
              Preferred Stock "If Converted" Method
                   to common stock                                                                                               --
                                                      ------------      --------    ------------   ---------------   --------------
Balance at March 30, 2001                               24,705,154      2,283,023     26,988,177         5,113,556       32,101,733
                                                      ============      =========    ===========    ==============   =============

                     COMPARATIVE COMPUTATION OF FFO AND FAD
                                    Unaudited

($000's omitted - except per share data)                                    Three Months            Three Months      Three Months
                                                                            Ended Mar 31            Ended Dec 31      Ended Sept 30
                                                                     2001      2000    % Change    2000    % Change   2000  % Change
                                                                    -------   -------  --------   -------   -------  ------ --------
FUNDS FROM OPERATIONS:

Net Income before Minority Interests                                 13,909    11,966      16%     14,571       -5%   14,270     -3%

Add:  Depreciation and Amortization                                   9,720     7,816      24%      7,992       22%    8,300     17%
      FFO adjustment for Joint Ventures                                 996       709      40%        788       26%      842     18%
Less: Dividends on Preferred Shares                                   2,300     2,300       0%      2,300        0%    2,300      0%
      Non Real Estate Depreciation/Amortization of                                                                                0%
           Finance Costs                                              1,155     1,023      13%        998       16%    1,042     11%
                                                                    -------   -------             -------   -------  -------  -----
      FUNDS FROM OPERATIONS - BASIC                                  21,170    17,168      23%     20,053        6%   20,070      5%

Add:  Dividends on Preferred Shares                                   2,300     2,300               2,300        0%    2,300      0%
                                                                    -------   -------             -------   -------  -------  -----
      FUNDS FROM OPERATIONS - DILUTED                                23,470    19,468              22,353        5%   22,370      5%

      Funds From Operations per Diluted Weighted Average Unit,
        Common Share and Common Share Equivalent Outstanding           0.73      0.62      18%       0.70        5%     0.70      5%

FUNDS AVAILABLE FOR DISTRIBUTION:

FFO                                                                  21,170    17,168      23%     20,053        6%   20,070      5%

Add:  Non Real Estate Depreciation (1)                                1,155     1,023      13%        998       16%    1,042     11%
      2% Allowance for S/L Tenant Credit Loss (1)                       649       233     178%        182      257%      199    226%
      Straight-line Ground Rent                                         354       441     -20%        354        0%      312     13%
      Non-cash Deferred Compensation                                    349       305      14%        903      -61%      422    -17%
      FAD adjustment for Emerge                                          (1)        0       0%          0        0%       --      0%
      FAD adjustment for Joint Ventures                                (738)     (864)    -15%       (371)      99%     (631)    17%
Less: Straight-line Rental Income (1)                                 2,551     2,310      10%      2,171       17%    2,237     14%
      Free Rent - Occupied (Net of Amortization, incl.
             First Cycle) (1)                                         1,110     1,194      -7%         25     4378%    1,127     -1%
      Amortization of Mortgage Investment Discount                      759        --               1,119      -32%    1,119    -32%
      Second Cycle Tenant Improvement & Leasing
             Commission on Existing Space (1)                         3,558     2,811      27%      3,315        7%    3,118     14%
      Recurring Building Improvements (1)                               327        80     309%        905      -64%      871    -62%
                                                                    -------   -------             -------   -------  -------  -----

FUNDS AVAILABLE FOR DISTRIBUTION BEFORE REDEVELOPMENT & FIRST
CYCLE LEASING COSTS                                                  14,633    11,911      23%     14,584        0%   12,942     13%

Funds Available for Distribution per Diluted Weighted Average
     Unit and Common Share                                             0.53      0.44      22%       0.53        0%     0.47     13%
Dividend per Common Share                                            0.3875    0.3625       7%     0.3875        0%   0.3625      7%

FIRST CYCLE LEASING COSTS
                 Tenant Improvement & Leasing Commissions (1)           539     8,700     -94%        439       23%      680    -21%

FUNDS AVAILABLE FOR DISTRIBUTION AFTER FIRST
CYCLE LEASING COSTS                                                  14,094     3,211     339%     14,145        0%   12,262     15%

Funds Available for Distribution per Diluted Weighted Average
     Unit and Common Share                                             0.52      0.12     342%       0.52        0%     0.45     16%

REDEVELOPMENT COSTS (1)                                               2,789     3,233     -14%      6,995      -60%    3,778    -26%

------------------------------------------------------------------------------------------------------------------------------------
Payout Ratio of Funds From Operations                                 53.00%    58.47%     -9%      55.47%      -4%    51.85%     2%
Payout Ratio of Funds Available for Distribution before First Cycle   72.57%    83.08%    -13%      72.53%       0%    76.47%    -5%
------------------------------------------------------------------------------------------------------------------------------------

(1)   Adjusted for Minority Interest in Properties less than 100% owned

                             SELECTED FINANCIAL DATA
                             CAPITALIZATION ANALYSIS
                                   HISTORICAL
                                    UNAUDITED

($000's omitted)
                                                                                 MAR-01        MAR-00       % CHANGE       DEC-00
                                                                               ----------    ----------    ----------    ----------
MARKET CAPITALIZATION
Components of Market Capitalization:
COMMON EQUITY:
                   Common Shares Outstanding                                       24,705        24,239            2%        24,516
                   OP Units Outstanding                                             2,283         2,408           -5%         2,308
                                                                               ----------    ----------    ----------    ----------
                       TOTAL COMMON EQUITY (SHARES AND UNITS)                      26,988        26,647            1%        26,824
                   Share Price at (End of Period)                                   27.45         23.75           16%         28.00
                                                                               ----------    ----------    ----------    ----------
                   Equity Market Value                                            740,821       632,866           17%       751,058

PREFERRED EQUITY AT LIQUIDATION VALUE:                                            115,000       115,000            0%       115,000

REAL ESTATE DEBT
                   Property Level Mortgage Debt                                   528,535       332,262           59%       414,342
                   Company's portion of Joint Venture Mortgages                   128,408        99,348           29%       115,808
                   Outstanding Balance on - Secured Credit Line                    44,926        37,752           19%        23,374
                   Outstanding Balance on - Unsecured Credit Line                 167,000       104,000           61%        23,000
                                                                               ----------    ----------    ----------    ----------
                   Total Combined Debt                                            868,869       573,362           52%       576,524

                   Total Market Cap (Debt & Equity)                             1,724,690     1,321,228           31%     1,442,582
                                                                               ==========    ==========                  ==========


LINES OF CREDIT AVAILABILITY
Senior Unsecured Line of Credit
                   Maximum Line Available                                         300,000       140,000                     250,000
                   Letters of Credit issued                                         5,000            --                      21,000
                   Outstanding Balance                                            167,000       104,000                      23,000
                                                                               ----------    ----------                  ----------
                   Net Line Availability                                          128,000        36,000                     206,000
                                                                               ----------    ----------                  ----------
Secured Line of Credit
                   Maximum Line Available                                          60,000        50,000                      60,000
                   Outstanding Balance                                             44,926        37,752                      23,374
                                                                               ----------    ----------                  ----------
                   Prudential Line Availability                                    15,074        12,248                      36,626
                                                                               ----------    ----------                  ----------
                   Total Availability under Lines of Credit                       143,074        48,248                     242,626
                                                                               ----------    ----------                  ----------

RATIO ANALYSIS- CONSOLIDATED BASIS
                   Debt to Market Cap Ratio                                        46.39%        38.79%                      34.72%

                   Debt to Gross Real Estate Book Ratio (1)                        59.23%        48.28%                      48.89%
                   Secured Real Estate Debt to Secured Assets Gross Book (1)       75.98%        56.44%                      66.06%
                   Unsecured Debt to Unencumbered
                        Assets-Gross Book Value (1)                                46.18%        33.04%                       8.65%
                   Secured Non Real Estate Debt to Secured Assets Book (1)         48.32%        49.88%                      45.57%

RATIO ANALYSIS- JOINT VENTURES ALLOCATED
                   Combined Debt to Market Cap Ratio                               50.38%        43.40%                      39.96%

                   Debt to Gross Real Estate Book Ratio (1)                        60.23%        50.49%                      51.58%
                   Secured Debt to Secured Assets Gross Book (1)                   73.87%        57.86%                      65.85%
                   Unsecured Debt to Unencumbered
                        Assets-Gross Book Value (1)                                46.18%        33.04%                       8.65%
                   Secured Line of Credit to Structured Finance Assets (1)         48.32%        49.88%                      45.57%
                                                                               ----------    ----------                  ----------

($000's omitted)
                                                                                   % CHANGE       SEP-00       % CHANGE
                                                                                  ----------    ----------    ----------
MARKET CAPITALIZATION
Components of Market Capitalization:
COMMON EQUITY:
                   Common Shares Outstanding                                              1%        24,516            1%
                   OP Units Outstanding                                                  -1%         2,308           -1%
                                                                                  ----------    ----------    ----------
                       TOTAL COMMON EQUITY (SHARES AND UNITS)                             1%        26,824            1%
                   Share Price at (End of Period)                                        -2%         28.06           -2%
                                                                                  ----------    ----------    ----------
                   Equity Market Value                                                   -1%       752,740           -2%

PREFERRED EQUITY AT LIQUIDATION VALUE:                                                    0%       115,000            0%

REAL ESTATE DEBT
                   Property Level Mortgage Debt                                          28%       345,351           53%
                   Company's portion of Joint Venture Mortgages                          11%       111,040           16%
                   Outstanding Balance on - Secured Credit Line                          92%        27,752           62%
                   Outstanding Balance on - Unsecured Credit Line                       626%        99,000           69%
                                                                                  ----------    ----------    ----------
                   Total Combined Debt                                                   51%       583,143           49%

                   Total Market Cap (Debt & Equity)                                      20%     1,450,883           19%
                                                                                                ==========


LINES OF CREDIT AVAILABILITY
Senior Unsecured Line of Credit
                   Maximum Line Available                                                          250,000
                   Letters of Credit issued                                                             --
                   Outstanding Balance                                                              99,000
                                                                                                ----------
                   Net Line Availability                                                           151,000
                                                                                                ----------
Secured Line of Credit
                   Maximum Line Available                                                           50,000
                   Outstanding Balance                                                              27,752
                                                                                                ----------
                   Prudential Line Availability                                                     22,248
                                                                                                ----------
                   Total Availability under Lines of Credit                                        173,248
                                                                                                ----------

RATIO ANALYSIS- CONSOLIDATED BASIS
                   Debt to Market Cap Ratio                                                         35.24%

                   Debt to Gross Real Estate Book Ratio (1)                                         48.23%
                   Secured Real Estate Debt to Secured Assets Gross Book (1)                        55.77%
                   Unsecured Debt to Unencumbered
                        Assets-Gross Book Value (1)                                                 32.86%
                   Secured Non Real Estate Debt to Secured Assets Book (1)                          46.33%

RATIO ANALYSIS- JOINT VENTURES ALLOCATED
                   Combined Debt to Market Cap Ratio                                                40.19%

                   Debt to Gross Real Estate Book Ratio (1)                                         50.96%
                   Secured Debt to Secured Assets Gross Book (1)                                    57.99%
                   Unsecured Debt to Unencumbered
                        Assets-Gross Book Value (1)                                                 32.86%
                   Secured Line of Credit to Structured Finance Assets (1)                          46.33%

(1) Excludes property under capital lease

                             SELECTED FINANCIAL DATA
                        PROPERTY NOI AND COVERAGE RATIOS
                                    UNAUDITED

($000's omitted)
                                                                             Three Months                        Three Months
                                                                             Ends March 31                     Ended December 31
                                                                        2001     2000      +/-   % CHANGE   2000      +/-   % CHANGE
                                                                       -------  -------  -------  ------   -------  -------   -----
FUNDS FROM OPERATIONS:                                                  21,170   17,168    4,002     23%    20,053    1,117      6%

Less: Non - Building Revenue                                             4,262    2,048    2,214    108%     4,062      200      5%

Plus: 2% Reserve for Tenant Credit Loss                                    649      233      416    178%       182      467    257%
      Interest Expense (incl. Capital Lease Int.)                       13,897    9,492    4,405     46%    10,188    3,709     36%
      Non Real Estate Depreciation                                       1,155    1,023      132     13%       998      157     16%
      MG&A Expense                                                       3,547    2,788      759     27%     3,043      504     17%
      Preferred Dividend                                                 2,300    2,300       --      0%     2,300       --      0%
                                                                       -------  -------  -------           -------  -------
                            GAAP NOI                                    38,456   30,956    7,500     24%    32,701    5,755     18%

CASH ADJUSTMENTS

Less: Free Rent (Net of Amortization)                                    1,110    1,194      (84)    -7%        25    1,086   4378%
      Straightline Revenue Adjustment                                    2,551    2,310      241     10%     2,171      380     17%

Plus: Ground Lease Straight-line Adjustment                                354      441      (87)   -20%       354        0      0%
                                                                       -------  -------  -------           -------  -------
                            CASH NOI                                    35,149   27,893    7,256     26%    30,859    4,290     14%

OPERATING MARGINS

      Real Estate Revenue, net                                          64,060   53,655   10,405     19%    54,568    9,492     17%

      GAAP NOI/Real Estate Revenue, net                                 60.03%   57.69%                     59.93%
      Cash NOI/Real Estate Revenue, net                                 54.87%   51.99%                     56.55%

      GAAP NOI before Ground Rent/Real Estate Revenue, net              65.00%   63.63%                     65.71%
      Cash NOI before Ground Rent/Real Estate Revenue, net              59.28%   57.10%                     61.68%

COMPONENTS OF DEBT AND FIXED CHARGES
      Interest on Fixed Rate Loans                                       6,762    4,449    2,313     52%     7,010     (248)    -4%
      Interest on Floating Rate Loans                                    7,135    5,043    2,093     41%     3,178    3,957    125%
      Fixed Amortization Principal Payments                              1,087      759      328     43%     1,009       78      8%
                                                                       -------  -------  -------           -------  -------
                                                  TOTAL DEBT SERVICE    14,985   10,251    4,734     46%    11,197    3,788     34%
      Payments under Ground Lease Arrangements                           2,805    2,769       36      1%     2,802        3      0%
      Preferred Stock Dividend                                           2,300    2,300       --      0%     2,300       --      0%
                                                                       -------  -------  -------           -------  -------
                                                 TOTAL FIXED CHARGES    20,090   15,320    4,770     31%    16,299    3,791     23%

Interest Coverage Ratio                                                   2.81     3.19                       3.49
Debt Service Coverage ratio                                               2.60     2.96                       3.18
Fixed Charge Coverage ratio                                               1.94     1.98                       2.18

                     2001 SAME STORE SELECTED FINANCIAL DATA

($000's omitted)                                             Three Months Ended March 31              Three Months Ended December 31
                                                              2001         2000       +/-    % CHANGE     2000      +/-    % CHANGE
                                                              ----         ----       ---    --------     ----      ---    --------
      Rental Revenue                                          44,885      40,968     3,917       10%     44,092      793         2%
      Credit Loss                                               (390)       (218)     (172)      79%       (182)    (208)      114%
      Signage Rent                                               350         500      (150)     -30%        544     (194)      -36%
      Escalation & Reimbursement Revenues                      6,784       5,152     1,632       32%      5,448    1,336        25%
      Investment & Other Income                                  281         345       (64)     -19%        591     (310)      -52%
                                                             -------     -------   -------              -------
                            Total Revenues                    51,910      46,747     5,164       11%     50,492    1,418         3%

      Operating Expense                                       12,488      10,663     1,825       17%     11,248    1,240        11%
      Ground Rent                                              3,159       3,159        (0)       0%      3,155        4         0%
      Real Estate Taxes                                        6,545       6,503        42        1%      6,616      (71)       -1%
                                                             -------     -------   -------              -------
                            Total Operating Expenses          22,192      20,325     1,867        9%     21,019    1,173         6%

      EBITDA                                                  29,718      26,422     3,296       12%     29,473      245         1%

      Interest                                                 7,929       6,914     1,015       15%      8,513     (584)       -7%
      Depreciation & Amortization                              6,772       6,340       432        7%      6,737       36         1%

      Income Before Minority Interest                         15,017      13,168     1,849       14%     14,222      795         6%
Plus: Real Estate Depreciation & Amortization                  6,533       5,874       659       11%      6,442       91         1%
                                                             -------     -------   -------              -------

FUNDS FROM OPERATIONS:                                        21,550      19,042     2,508       13%     20,664      886         4%

Less: Non - Building Revenue                                     186         124        62       50%        287     (101)      -35%

Plus: 2% Reserve for Tenant Credit Loss                          390         218       172       79%        182      208       114%
      Interest Expense                                         7,929       6,914     1,015       15%      8,513     (584)       -7%
      Non Real Estate Depreciation                               239         466      (227)     -49%        295      (56)      -19%
                                                             -------     -------   -------              -------
                            GAAP NOI                          29,922      26,516     3,406       13%     29,369      553         2%

CASH ADJUSTMENTS

Less: Free Rent (Net of Amortization)                            326       1,066      (740)    -69%          45      281       630%
      Straightline Revenue Adjustment                          1,884       1,987      (103)     -5%       2,046     (162)      -8%

Plus: Ground Lease Straight-line Adjustment                      354         441       (87)    -20%         354        0         0%
                                                             -------     -------   -------              -------
                            CASH NOI                          28,066      23,904     4,161       17%     27,632      433         2%

OPERATING MARGINS

      GAAP NOI to Real Estate Revenue, net                    57.42%      56.61%                         58.29%
      Cash NOI to Real Estate Revenue, net                    53.85%      51.03%                         54.84%

      GAAP NOI before Ground Rent/Real Estate Revenue, net    63.48%      63.35%                         64.55%
      Cash NOI before Ground Rent/Real Estate Revenue, net    59.24%      56.84%                         60.40%

                              DEBT SUMMARY SCHEDULE
                                    UNAUDITED

($000's omitted)

FIXED RATE SECURED DEBT
                                                                                           Principal O/S
                                                                                             03/31/01              COUPON
                                                                                             --------              ------
PROPERTY
     673 First Avenue                                                                            11,260             9.00%
     470 Park Avenue South                                                                        9,671             8.25%
     50 West 23rd Street                                                                         21,000             7.33%
     CIBC (against 1414 Ave. of Americas and 70 W. 36th St.)                                     26,200             7.90%
     711 Third Avenue                                                                            49,074             8.13%
     555 West 57th Street (Libor collar of 6.10% - 6.58% + 200bps)                               69,437             7.31%
     420 Lexington Avenue                                                                       125,000             8.44%
     875 Bridgeport Avenue, CT (1031 exchange asset)                                             14,893             8.32%
     1412 Broadway                                                                               52,000             7.62%
                                                                                                -------             -----
                              TOTAL FIXED RATE SECURED DEBT                                     378,535             7.99% wtd avg

FLOATING RATE SECURED DEBT
     1 Park Avenue (Libor + 150 bps)                                                            150,000             6.73%
     Prudential Line of Credit (Libor + 125bps)                                                  44,926             7.00%
                                                                                                -------             -----
                              TOTAL FLOATING RATE SECURED DEBT                                  194,926             6.80% wtd avg


UNSECURED FLOATING RATE DEBT

Senior Unsecured Line of Credit                                                                 167,000             7.19% wtd avg

Total Floating Rate Debt Outstanding                                                            361,926             6.98% wtd avg
                                                                                               --------             -----

                                         TOTAL DEBT                                             740,461             7.49% wtd avg

WEIGHTED AVERAGE BALANCE OUTSTANDING                                                            701,517

WEIGHTED AVERAGE INTEREST RATE                                                                                      7.65%

                                                                              SUMMARY OF JOINT VENTURE DEBT

                                                                                 Principal O/S
                                                                         ------------------------------
                                                                         Gross Principal      Slg Share
                                                                         ---------------      ---------
JOINT VENTURE DEBT
     180 Madison JV                                                            32,000            15,968             7.81%
      469 Seventh Avenue (Libor + 225 bp)                                      36,000            12,600             7.67%
     1250 Broadway JV (Libor + 300bps)                                         64,650            32,260             8.28%
     321 W 44th JV (Libor + 250bps)                                            22,000             7,700             7.78%
     100 Park Avenue JV                                                       120,000            59,880             8.00%
                                                                             --------           -------             -----

                                                    TOTAL JOINT VENTURE DEBT  274,650           128,408             8.06%

WEIGHTED AVERAGE BALANCE OUTSTANDING WITH SLG JV DEBT ALLOCATED                                                   829,925

WEIGHTED AVERAGE INTEREST RATE WITH SLG JV DEBT ALLOCATED                                                           7.73%

TOTAL FIXED RATE DEBT / TOTAL DEBT (EXCL. LOC)                                                                        65%
TOTAL FIXED RATE DEBT / TOTAL DEBT (EXCL. LOC AND FLOATING ASSETS)                                                    69%

FIXED RATE SECURED DEBT                                                            2001       2001
                                                                                  Annual   Principal    Maturity      Due at
                                                                                 Payment   Repayment      Date       Maturity
                                                                                 -------   ---------      ----       --------
PROPERTY
     673 First Avenue                                                              3,985      3,014     12/13/03        2,000
     470 Park Avenue South                                                         1,207        416     04/01/04        8,285
     50 West 23rd Street                                                           1,539          -     08/01/07       19,234
     CIBC (against 1414 Ave. of Americas and 70 W. 36th St.)                       2,223        178     05/01/09       12,196
     711 Third Avenue                                                              4,388        406     09/10/05       22,825
     555 West 57th Street (Libor collar of 6.10% - 6.58% + 200bps)                     -        676     11/01/04       66,959
     420 Lexington Avenue                                                         10,694        255     11/01/10      104,406
     875 Bridgeport Avenue, CT (1031 exchange asset)                               1,272         34     05/10/25        5,466
     1412 Broadway                                                                 3,962        415     05/01/06       47,854
                                                                                  ------       ----
                              TOTAL FIXED RATE SECURED DEBT                       29,270      5,394

FLOATING RATE SECURED DEBT
     1 Park Avenue (Libor + 150 bps)                                                                    01/10/04      150,000
     Prudential Line of Credit (Libor + 125bps)                                                   -     12/22/01       44,926

                              TOTAL FLOATING RATE SECURED DEBT


UNSECURED FLOATING RATE DEBT

Senior Unsecured Line of Credit                                                                   -     06/27/03      167,000

Total Floating Rate Debt Outstanding


                                         TOTAL DEBT

WEIGHTED AVERAGE BALANCE OUTSTANDING

WEIGHTED AVERAGE INTEREST RATE

                                           SUMMARY OF JOINT VENTURE DEBT



JOINT VENTURE DEBT
     180 Madison JV                                                                2,499          -     12/01/05       30,778
      469 Seventh Avenue (Libor + 225 bp)                                                               02/01/03       12,600
     1250 Broadway JV (Libor + 300bps)                                                            -     08/30/02       32,260
     321 W 44th JV (Libor + 250bps)                                                               -     04/30/03        7,700
     100 Park Avenue JV                                                            9,733        187     09/01/10      107,488
                                                                                  ------       ----

                                                    TOTAL JOINT VENTURE DEBT      12,232        187

WEIGHTED AVERAGE BALANCE OUTSTANDING WITH SLG JV DEBT ALLOCATED

WEIGHTED AVERAGE INTEREST RATE WITH SLG JV DEBT ALLOCATED

TOTAL FIXED RATE DEBT / TOTAL DEBT (EXCL. LOC)
TOTAL FIXED RATE DEBT / TOTAL DEBT (EXCL. LOC AND FLOATING ASSETS)

FIXED RATE SECURED DEBT
                                                                                  Earliest Contractual       Partner
                                                                                    Prepayment Date       Lockouts Thru
                                                                                    ---------------       -------------
PROPERTY
     673 First Avenue                                                                          Open             Aug-09
     470 Park Avenue South                                                                     Open             Aug-09
     50 West 23rd Street                                                                     Aug-01                N/A
     CIBC (against 1414 Ave. of Americas and 70 W. 36th St.)                                 Apr-03                N/A
     711 Third Avenue                                                                        Jun-04                N/A
     555 West 57th Street (Libor collar of 6.10% - 6.58% + 200bps)                             Open                N/A
     420 Lexington Avenue                                                                      Open                N/A
     875 Bridgeport Avenue, CT (1031 exchange asset)                                           Open                N/A
     1412 Broadway                                                                           Apr-00                N/A

                              TOTAL FIXED RATE SECURED DEBT

FLOATING RATE SECURED DEBT
     1 Park Avenue (Libor + 150 bps)                                                           Open
     Prudential Line of Credit (Libor + 125bps)                                                Open

                              TOTAL FLOATING RATE SECURED DEBT


UNSECURED FLOATING RATE DEBT

Senior Unsecured Line of Credit

Total Floating Rate Debt Outstanding


                                         TOTAL DEBT

WEIGHTED AVERAGE BALANCE OUTSTANDING

WEIGHTED AVERAGE INTEREST RATE

                                           SUMMARY OF JOINT VENTURE DEBT



JOINT VENTURE DEBT
     180 Madison JV                                                                            Open
      469 Seventh Avenue (Libor + 225 bp)                                                      Open
     1250 Broadway JV (Libor + 300bps)                                                         Open
     321 W 44th JV (Libor + 250bps)                                                            Open
     100 Park Avenue JV                                                                        Open


                                                    TOTAL JOINT VENTURE DEBT

WEIGHTED AVERAGE BALANCE OUTSTANDING WITH SLG JV DEBT ALLOCATED

WEIGHTED AVERAGE INTEREST RATE WITH SLG JV DEBT ALLOCATED

TOTAL FIXED RATE DEBT / TOTAL DEBT (EXCL. LOC)
TOTAL FIXED RATE DEBT / TOTAL DEBT (EXCL. LOC AND FLOATING ASSETS)

                      SUMMARY OF GROUND LEASE ARRANGEMENTS
                          CONSOLIDATED STATEMENT (REIT)

($000's omitted)

                               2000 CASH       2001 CASH       2002 CASH        DEFERRED LAND        YEAR OF
           PROPERTY          PAYMENT (000S)  PAYMENT (000S)  PAYMENT (000S)  LEASE OBLIGATIONS (1)   MATURITY
           --------          --------------  --------------  --------------  ---------------------   --------
OPERATING LEASES
673 1st Avenue                     2,789          3,010           3,010             11,873              2037
1140 Avenue of Americas (2)          348            348             348                                 2016 (3)
420 Lexington (2)                  7,074          7,074           7,074                                 2008 (4)
711 3rd Avenue (2) (5)               775          1,163           1,550              1,639              2032
                                  ------         ------          ------             ------
                                  10,986         11,595          11,983             13,512
                                  ======         ======          ======             ======

                                2000 CASH       2001 CASH       2001 CASH         CAPITALIZED         YEAR OF
           PROPERTY          PAYMENT (000S)  PAYMENT (000S)  PAYMENT (000S)  LEASE OBLIGATIONS (1)   MATURITY
           --------          --------------  --------------  --------------  ---------------------   --------
CAPITALIZED LEASE
673 1st Avenue                     1,177          1,290           1,290             15,369              2037
                                  ======         ======          ======             ======

(1) Per the balance sheet at March 31, 2001.
(2) These ground leases are classified as operating leases and, therefore, do not appear on the balance sheet as an obligation.
(3) The Company has a unilateral option to extend the ground lease for an additional 50 years, to 2066.
(4) Subject to renewal at the Company's option through 2029.
(5) Excludes portion payable to SL Green as owner of 50% leasehold.

                             SELECTED PROPERTY DATA


                                                                                                       Rentable       % of Total
PROPERTIES                                       Submarket                    Ownership                Sq. Feet        Sq. Feet
----------                                       ---------                    ---------                --------        --------
PROPERTIES 100% OWNED
"SAME STORE"
673 First Avenue                           Grand Central South             Leasehold Interest            422,000          4.2
470 Park Avenue South                      Park Avenue South/ Flatiron     Fee Interest                  260,000          2.6
70 W. 36th Street                          Garment                         Fee Interest                  151,000          1.5
1414 Avenue of the Americas                Rockefeller Center              Fee Interest                  111,000          1.1
1372 Broadway                              Garment                         Fee Interest                  508,000          5.1
1140 A of A                                Rockefeller Center              Leasehold Interest            191,000          1.9
50 W. 23rd Street                          Chelsea                         Fee Interest                  333,000          3.3
110 East 42nd Street                       Grand Central                   Fee Interest                  251,000          2.5
1466 Broadway                              Times Square                    Fee Interest                  289,000          2.9
420 Lexington Ave (Graybar)                Grand Central North             Operating Sublease          1,188,000         11.8
440 Ninth Avenue                           Garment                         Fee Interest                  339,000          3.4
711 Third Avenue                           Grand Central North             Operating Sublease (1)        524,000          5.2
1412 Broadway                              Times Square South              Fee Interest                  389,000          3.9
555 West 57th                              Midtown West                    Fee Interest                  941,000          9.4
286 Madison Avenue                         Grand Central South             Fee Interest                  112,000          1.1
290 Madison Avenue                         Grand Central South             Fee Interest                   36,800          0.4
292 Madison Avenue                         Grand Central South             Fee Interest                  187,000          1.9
                                                                                                         -------         ----
              SUBTOTAL / WEIGHTED AVERAGE                                                              6,232,800         62.1

2001 Acquisitions
1 Park Avenue                              Grand Central South             Various Interests             913,000          9.1
1370 Broadway                              Gatment                         Fee Interest                  255,000          2.5
                                                                                                         -------         ----
                                                                                                       1,168,000         11.6

2001 ADJUSTMENTS
17 Battery Place - North                   World Trade/ Battery            Fee Interest                  419,000          4.2

Total/ Weighted Average Properties 100% Owned                                                          7,819,800         77.8


PROPERTIES LESS THAN 100% OWNED
UNCONSOLIDATED

180 Madison Avenue - 50%                   Grand Central South             Fee Interest                  265,000          2.6
469 Seventh Avenue - 35%                   Penn Station                    Fee Interest                  253,000          2.5
1250 Broadway - 50%                        Penn Station                    Fee Interest                  670,000          6.7
100 Park Avenue - 50%                      Grand Central South             Fee Interest                  834,000          8.3
321 West 44th Street -35%                  Times Square                    Fee Interest                  203,000          2.0
                                                                                                         -------         ----
              SUBTOTAL / WEIGHTED AVERAGE                                                              2,225,000         22.2


GRAND TOTAL/ WEIGHTED AVERAGE                                                                         10,044,800        100.0

Grand Total - SLG share of Annualized Rent


                                                              Percent Occupied                                       Annualized
                                              -----------------------------------------------        Annualized     Rent as % of
PROPERTIES                                    03/31/01     12/31/00     09/30/00     06/30/00        Rent ($'s)     Wholly Owned
----------                                    --------     --------     --------     --------        ----------     ------------
PROPERTIES 100% OWNED
"SAME STORE"
673 First Avenue                                 100          100          100          100         12,448,372            5.8
470 Park Avenue South                             99           99           99           99          6,997,231            3.2
70 W. 36th Street                                 98           96           98           99          3,280,798            1.5
1414 Avenue of the Americas                       97           99          100          100          3,557,547            1.6
1372 Broadway                                     99           99           99          100         13,585,405            6.3
1140 A of A                                      100          100          100          100          6,453,658            3.0
50 W. 23rd Street                                 99           99           99          100          7,489,589            3.5
110 East 42nd Street                             100          100           99           99          8,302,151            3.8
1466 Broadway                                     83           84           92           93          8,798,550            4.1
420 Lexington Ave (Graybar)                       99          100           99           98         39,188,949           18.1
440 Ninth Avenue                                  98           94           94           99          8,447,214            3.9
711 Third Avenue                                 100          100          100          100         16,324,062            7.6
1412 Broadway                                     97           97           98           97         10,986,271            5.1
555 West 57th                                    100          100          100          100         18,218,572            8.4
286 Madison Avenue                                98           98           99           99          2,871,108            1.3
290 Madison Avenue                               100          100          100          100          1,270,341            0.6
292 Madison Avenue                               100          100           95          100          6,425,242            3.0
                                                ----         ----          ---         ----         ----------           ----
              SUBTOTAL / WEIGHTED AVERAGE         98           98           99           99        174,645,060           80.8

2001 Acquisitions
1 Park Avenue                                     97                                                30,059,652           13.9
1370 Broadway                                     99                                                 6,528,829            3.0
                                                 ---                                                ----------           ----
                                                  97                                                36,588,481           16.9

2001 ADJUSTMENTS
17 Battery Place - North                         100          100           97           97          4,973,521            2.3

Total/ Weighted Average Properties 100% Owned     99           99           98           99        216,207,062            100


PROPERTIES LESS THAN 100% OWNED
UNCONSOLIDATED

180 Madison Avenue - 50%                          89           87                                    5,276,271
469 Seventh Avenue - 35%                          90           90                                    5,821,136
1250 Broadway - 50%                              100          100           99          100         17,962,159
100 Park Avenue - 50%                            100          100           99           99         29,009,256
321 West 44th Street -35%                         96           97           98           98          3,540,760
                                                 ---          ---          ---          ---         ----------
              SUBTOTAL / WEIGHTED AVERAGE         97           97           99           99         61,609,582


GRAND TOTAL/ WEIGHTED AVERAGE                     98           98           99           99        271,995,508

Grand Total - SLG share of Annualized Rent                                                         245,555,321


                                                Annualized
                                               Rent as % of    Number of
PROPERTIES                                     Slg Interests    Tenants
----------                                     -------------    -------
PROPERTIES 100% OWNED
"SAME STORE"
673 First Avenue                                      5.1           14
470 Park Avenue South                                 2.8           27
70 W. 36th Street                                     1.3           33
1414 Avenue of the Americas                           1.4           27
1372 Broadway                                         5.5           25
1140 A of A                                           2.6           25
50 W. 23rd Street                                     3.1           17
110 East 42nd Street                                  3.4           31
1466 Broadway                                         3.6           99
420 Lexington Ave (Graybar)                          16.0          245
440 Ninth Avenue                                      3.4           15
711 Third Avenue                                      6.6           22
1412 Broadway                                         4.5          115
555 West 57th                                         7.4           24
286 Madison Avenue                                    1.2           38
290 Madison Avenue                                    0.5            4
292 Madison Avenue                                    2.6           19
                                                     ----           --
              SUBTOTAL / WEIGHTED AVERAGE            71.1          780

2001 Acquisitions
1 Park Avenue                                        12.2           15
1370 Broadway                                         2.7           29
                                                     ----           --
                                                     14.9           44

2001 ADJUSTMENTS
17 Battery Place - North                              2.0            7

Total/ Weighted Average Properties 100% Owned          88          831


PROPERTIES LESS THAN 100% OWNED
UNCONSOLIDATED

180 Madison Avenue - 50%                              1.1           55
469 Seventh Avenue - 35%                              1.2           17
1250 Broadway - 50%                                   3.7           29
100 Park Avenue - 50%                                 5.9           37
321 West 44th Street -35%                             0.5           25
                                                     ----           --
              SUBTOTAL / WEIGHTED AVERAGE            12.0          163


GRAND TOTAL/ WEIGHTED AVERAGE                                      994

Grand Total - SLG share of Annualized Rent          100.0


         (1) Including Ownership of 50% in Building Fee

                      LARGEST TENANTS BY SQUARE FEET LEASED


                      Wholly Owned

                                                                                                               Lease
                         Tenant                                        Property                              Expiration
                         ------                                        --------                              ----------
The City of New York                                      17 Battery Place                                                12/31/07
BMW of Manhattan, Inc.                                    555 West 57th Street                                            07/31/12
Loews Corp.                                               1 Park Avenue                                                   12/31/02
The Segal Company (Eastern States) Inc.                   1 Park Avenue                                                   12/31/09
City University of New York-CUNY                          555 West 57th Street                                   5/31/10 & 1/29/15
Metro North Commuter Railroad Co.                         420 Lexington Avenue                                   5/14/08 & 1/31/16
St. Luke's Roosevelt Hospital                             555 West 57th Street                                            06/30/14
C.B.S., Inc.                                              555 West 57th Street                                  12/31/03 & 6/30/10
CHF Industries                                            1 Park Avenue                                                   01/31/05
Coty Inc,                                                 1 Park Avenue                                                   06/30/15
New York Presbyterian Hospital                            555 West 57th Street &               673 First Avenue 8/31/06 & 12/14/09
Ross Stores                                               1372 Broadway                                                   05/31/10
Ann Taylor Inc.                                           1372 Broadway                                                   07/31/10
Crain Communications Inc.                                 711 Third Avenue                                                01/31/09
Advanstar Communications                                  1 Park Avenue                                                   04/30/10
Parade Publications, Inc.                                 711 Third Avenue                                                08/31/10
Ketchum, Inc.                                             711 Third Avenue                                                11/30/15
Kallir, Phillips, Ross Inc.                               673 First Avenue                                                06/30/04
UNICEF                                                    673 First Avenue                                     12/31/03 & 12/31/12
Mt. Sinai Hospital/NYU Hospital Center                    1 Park Avenue                                                   02/28/10
New York Life Insurance Company                           420 Lexington Avenue                                            06/30/10
Greater New York Hospital                                 555 West 57th Street                                            03/31/14
Gibbs & Cox Inc.                                          50 West 23rd Street                                             08/31/05
Cipriani 42nd Street, LLC                                 110 East 42nd Street                                            12/31/08
Young & Rubicam, Inc.                                     290 & 292 Madison Avenue                               8/31/15 & 9/30/15

     TOTAL
Wholly Owned Portfolio - leased

              JOINT VENTURE PROPERTIES (1)

The City of New York (if combined)                        1250 Broadway & 17 Battery Place                      9/30/07 & 12/31/07
Philip Morris Management Corporation                      100 Park Avenue                                           12/07 & 3/7/01
J&W Seligman & Co., Inc.                                  100 Park Avenue                                                 01/31/09
Visiting Nurse Service of NY                              1250 Broadway                                                   08/31/06
Information Builders Inc                                  1250 Broadway                                                   03/31/03
Interep National Radio Sales                              100 Park Avenue                                                 03/31/05
MCI International ( if combined)                          100 Park Avenue & 17 Battery Place                    10/31/01 & 8/31/04

     TOTAL

WHOLLY OWNED PORTFOLIO + ALLOCATED JV PROPERTIES


                                                                     % of        % of                                       % of
                      Wholly Owned                                  Wholly      Wholly                                    Aggregate
                                                     Total          Owned        Owned                    SLG Share of  SLG Share of
                                                    Leased          Leased     Annualized    Annualized    Annualized     Annualized
                         Tenant                  Square Feet     Square Feet     Rent        Rent ($)       Rent($)         Rent
                         ------                  ------------    -----------     -----       ---------      --------        -----
The City of New York                                   236,753         3.04        2.47       5,340,670      5,340,670        2.17
BMW of Manhattan, Inc.                                 227,782         2.93        1.28       2,771,952      2,771,952        1.13
Loews Corp.                                            162,024         2.08        2.20       4,748,013      4,748,013        1.93
The Segal Company (Eastern States) Inc.                150,000         1.93        2.39       5,170,000      5,170,000        2.11
City University of New York-CUNY                       143,061         1.84        1.56       3,373,812      3,373,812        1.37
Metro North Commuter Railroad Co.                      134,687         1.73        1.50       3,251,712      3,251,712        1.32
St. Luke's Roosevelt Hospital                          133,700         1.72        1.38       2,993,196      2,993,196        1.22
C.B.S., Inc.                                           127,320         1.64        1.11       2,396,016      2,396,016        0.98
CHF Industries                                         100,000         1.28        1.40       3,025,000      3,025,000        1.23
Coty Inc,                                              100,000         1.28        1.62       3,500,000      3,500,000        1.43
New York Presbyterian Hospital                          99,650         1.28        1.13       2,447,534      2,455,577        1.00
Ross Stores                                             98,830         1.27        1.13       2,445,048      2,477,412        1.01
Ann Taylor Inc.                                         93,020         1.19        1.17       2,526,792      2,526,792        1.03
Crain Communications Inc.                               90,531         1.16        1.38       2,978,840      2,978,840        1.21
Advanstar Communications                                83,000         1.07        1.32       2,858,600      2,858,600        1.16
Parade Publications, Inc.                               82,444         1.06        0.92       1,978,656      1,978,656        0.81
Ketchum, Inc.                                           80,971         1.04        1.43       3,091,480      3,091,480        1.26
Kallir, Phillips, Ross Inc.                             80,000         1.03        1.22       2,635,292      2,635,292        1.07
UNICEF                                                  80,000         1.03        1.20       2,592,750      2,592,750        1.06
Mt. Sinai Hospital/NYU Hospital Center                  80,000         1.03        1.29       2,780,000      2,780,000        1.13
New York Life Insurance Company                         75,373         0.97        1.17       2,523,438      2,523,438        1.03
Greater New York Hospital                               74,937         0.96        1.01       2,187,019      2,187,019        0.89
Gibbs & Cox Inc.                                        69,782         0.90        0.87       1,871,052      1,871,052        0.76
Cipriani 42nd Street, LLC                               69,703         0.90        1.16       2,500,000      2,500,000        1.02
Young & Rubicam, Inc.                                   67,097         0.86        1.07       2,322,886      2,322,886        0.95
                                                                          -           -                              -           -
     TOTAL                                           2,740,665        35.20       34.37
Wholly Owned Portfolio - leased                      7,785,929                              216,207,062

              JOINT VENTURE PROPERTIES (1)

The City of New York (if combined)                     284,753                                6,424,666      5,881,584        2.99
Philip Morris Management Corporation                   175,645                                6,083,448      3,035,641        1.37
J&W Seligman & Co., Inc.                               175,346                                5,343,960      2,666,636        1.23
Visiting Nurse Service of NY                           168,000                                3,360,000      1,676,640        0.79
Information Builders Inc                                88,571                                1,957,956        977,020        0.45
Interep National Radio Sales                            66,866                                2,240,460      1,117,990        0.51
MCI International ( if combined)                       123,584                                4,732,777      3,754,436        0.76
                                                      --------                               ----------     ----------       -----
     TOTAL                                           1,082,765                               30,143,267     93,460,111       33.93

WHOLLY OWNED PORTFOLIO + ALLOCATED JV PROPERTIES                                                           245,555,321

(1) Consolidates SLG's prorata interest in the Annualized Rent of all joint ventures with wholly owned Annualized Rent. The prorata tenant exposure is then calculated as a percentage of this new total.

                      FIRST QUARTER - 2001 LEASING ACTIVITY
                                 AVAILABLE SPACE


                    ACTIVITY TYPE                             BUILDING ADDRESS                      # OF LEASES         USABLE SF
                    -------------                             ----------------                      -----------         ---------
                    VACANCY AT 12/31/00                                                                                  204,879

                    ACQUIRED VACANCIES
                                                              469 Seventh Avenue                                          37,300
                                                              1370 Broadway                                                7,650
                                                              1 Park Avenue                                               27,390
                                                                                                                          ------
                                                                                                                          72,340
                    EXPIRING SPACE
                                                       OFFICE

                                                              180 Madison Avenue                          5                8,992
                                                              70 West 36th Street                         1                1,142
                                                              470 Park Ave South                          1                7,722
                                                              1140 Sixth Avenue                           1                2,057
                                                              110 East 42nd Street                        1                1,115
                                                              1412 Broadway                               4                7,308
                                                              321 West 44th Street                        2                4,822
                                                              1466 Broadway                               4                8,487
                                                              420 Lexington Avenue                        5                4,743
                                                                                                          -               ------
                    TOTAL/WEIGHTED AVERAGE                                                               24               46,388

                    MOVE OUTS
                                                       OFFICE
                                                              1250 Broadway                               1                4,820
                                                              1414 6th Avenue                             1                2,653
                                                              1372 Broadway                               1                1,050
                                                              1466 Broadway                               7                6,409
                                                              420 Lexington Avenue                        7               15,405
                                                                                                          -              -------
                                                                                                         18               32,297

                                                       RETAIL
                                                              1414 6th Avenue                             1                2,772
                                                              440 Ninth Avenue                            1                2,610
                                                                                                          -               ------
                                                                                                          2                5,382

                    EVICTED TENANTS
                                                       OFFICE
                                                              420 Lexington Avenue                        2                1,668
                                                                                                          -
                                                                                                          2                1,668
                    RELOCATING TENANTS
                                                              1466 Broadway                               7               13,110
                                                              420 Lexington Avenue                        4                2,862
                                                                                                          -               ------
                                                                                                         11               15,972

                                              AVAILABLE SPACE                              OFFICE        55               96,325
                                                                                           RETAIL         2                5,382
                                                                                                          -               ------
                                                                             TOTAL                       57              101,707

                    AVAILABLE SPACE                                                                                      378,926


                                                                                                                 PREV. ESCALATED
                    ACTIVITY TYPE                             BUILDING ADDRESS                   RENTABLE SF  RENT/RENTABLE SF*($'s)
                    -------------                             ----------------                   -----------  ----------------------
                    VACANCY AT 12/31/00

                    ACQUIRED VACANCIES
                                                              469 Seventh Avenue
                                                              1370 Broadway
                                                              1 Park Avenue


                    EXPIRING SPACE
                                                       OFFICE

                                                              180 Madison Avenue                        8,992          28.63
                                                              70 West 36th Street                       1,500          28.66
                                                              470 Park Ave South                        8,400          36.00
                                                              1140 Sixth Avenue                         2,725          25.04
                                                              110 East 42nd Street                      1,409          25.00
                                                              1412 Broadway                             8,581          34.37
                                                              321 West 44th Street                      5,535          13.50
                                                              1466 Broadway                             9,590          38.07
                                                              420 Lexington Avenue                      5,728          34.53
                                                                                                       ------          -----
                    TOTAL/WEIGHTED AVERAGE                                                             52,460          31.24

                    MOVE OUTS
                                                       OFFICE
                                                              1250 Broadway                             6,712          33.00
                                                              1414 6th Avenue                           2,653          10.00
                                                              1372 Broadway                             1,286          25.27
                                                              1466 Broadway                             9,510          35.97
                                                              420 Lexington Avenue                     19,541          34.82
                                                                                                      -------          -----
                                                                                                       42,387          32.85

                                                       RETAIL
                                                              1414 6th Avenue                           3,108          59.39
                                                              440 Ninth Avenue                          3,050           9.20
                                                                                                       ------           ----
                                                                                                        6,158          34.53

                    EVICTED TENANTS
                                                       OFFICE
                                                              420 Lexington Avenue                      2,062          41.49

                                                                                                        2,062          41.49
                    RELOCATING TENANTS
                                                              1466 Broadway                            17,586          32.60
                                                              420 Lexington Avenue                      3,887          33.17
                                                                                                       ------          -----
                                                                                                       21,473          32.70

                                              AVAILABLE SPACE                              OFFICE     118,382          32.26
                                                                                           RETAIL       6,158          34.53
                                                                                                       ------          -----
                                                                             TOTAL                    124,540          32.37

                    AVAILABLE SPACE

* Escalated Rent is calculated as Total Annual Income less Electric Charges.

                      FIRST QUARTER - 2001 LEASING ACTIVITY
                                  LEASED SPACE


                                                                                                                    RENT/
    ACTIVITY TYPE           BUILDING ADDRESS        # OF LEASES       USABLE SF         RENTABLE SF           RENTABLE SF*($'s)
    -------------           ----------------        -----------       ---------         -----------           -----------------
AVAILABLE SPACE AS OF 12/31/00                                               378,926

RENEWING TENANTS
                OFFICE
                        180 Madison Avenue                      2              3,214              3,214                 40.00
                        1372 Broadway                           1                768                935                 49.74
                        1412 Broadway                           1              1,057              1,400                 40.00
                        420 Lexington Avenue                    2                323                461                 51.99
                                                                -               ----               ----         --------------
TOTAL/WEIGHTED AVERAGE                                          6              5,362              6,010                 42.43

RELOCATING TENANTS
                OFFICE
                        1466 Broadway                           5              7,954             11,691                 28.87
                        420 Lexington Avenue                    2              7,276             10,451                 45.59
                                                                -             ------            -------         -------------
TOTAL/WEIGHTED AVERAGE                                          7             15,230             22,142                 36.76

                  LESS  1466 BROADWAY                           5              7,954             11,691                 28.87

EXPANSION TENANTS
                OFFICE
                        555 West 57th Street                    1              1,209              3,670                 50.00
                        470 Park Ave South                      1              7,722              8,824                 36.00
                        110 East 42nd Street                    1              1,115              1,660                 38.00
                        440 Ninth Avenue                        1             17,631             22,500                 32.00
                        420 Lexington Avenue                    2              2,520              3,600                 49.58
                                                                -             ------             ------         -------------
TOTAL/WEIGHTED AVERAGE                                          6             30,197             40,254                 36.34

NEW TENANTS
REPLACING OLD TENANTS
                OFFICE
                        180 Madison Avenue                      2              4,730              4,730                 39.68
                        1250 Broadway                           1              4,820              6,712                 47.00
                        70 West 36th Street                     2              4,267              6,390                 33.67
                        1140 Sixth Avenue                       1              2,057              3,131                 48.00
                        1412 Broadway                           2              2,261              3,324                 41.41
                        1466 Broadway                           7              3,344              4,786                 40.65
                        420 Lexington Avenue                    5              9,271             13,045                 49.71
                                                                -             ------            -------         --------------
TOTAL/WEIGHTED AVERAGE                                         20             30,750             42,118                 43.91

                RETAIL
                        1414 6th Avenue                         1              2,772              3,108                 68.68
                                                                -             ------             ------         -------------
TOTAL/WEIGHTED AVERAGE                                          1              2,772              3,108                 68.68

TOTAL/WEIGHTED AVERAGE                                         39             81,539            110,524                 39.64


                                                          PREV. ESCALATED                T.I/SF ($'s)        FREE RENT
    ACTIVITY TYPE           BUILDING ADDRESS          RENT/RENTABLE SF*($'s)        RENTABLE SF**($'s)      # OF MONTHS
    -------------           ----------------          ----------------------        ------------------      -----------
AVAILABLE SPACE AS OF 12/31/00

RENEWING TENANTS
                OFFICE
                        180 Madison Avenue                              34.58                       -               2
                        1372 Broadway                                   49.74                       -               0
                        1412 Broadway                                   34.02                       -               0
                        420 Lexington Avenue                            37.27                    6.54               0
                                                                  ------------                  -----               -
TOTAL/WEIGHTED AVERAGE                                                  37.01                    0.50               0

RELOCATING TENANTS
                OFFICE
                        1466 Broadway                                   29.58                       -               1
                        420 Lexington Avenue                            32.85                    7.01               0
                                                                  ------------                  -----               -
TOTAL/WEIGHTED AVERAGE                                                  31.12                    3.31               0

                  LESS  1466 BROADWAY                                   29.58                       -               0

EXPANSION TENANTS
                OFFICE
                        555 West 57th Street                            17.26                       -               0
                        470 Park Ave South                              34.27                       -               2
                        110 East 42nd Street                            21.22                       -               0
                        440 Ninth Avenue                                16.78                   35.00               0
                        420 Lexington Avenue                            27.58                    8.56               2
                                                                  ------------                  -----               -
TOTAL/WEIGHTED AVERAGE                                                  21.81                   20.33               1

NEW TENANTS
REPLACING OLD TENANTS
                OFFICE
                        180 Madison Avenue                              26.07                    4.84               1
                        1250 Broadway                                   33.00                    4.75               0
                        70 West 36th Street                             22.15                    7.82              11
                        1140 Sixth Avenue                               25.04                       -               0
                        1412 Broadway                                   34.78                       -               2
                        1466 Broadway                                   34.86                       -               0
                        420 Lexington Avenue                            29.30                    6.28               5
                                                                  ------------                  -----               -
TOTAL/WEIGHTED AVERAGE                                                  29.19                    4.43               1

                RETAIL
                        1414 6th Avenue                                 59.39                    9.21               0
                                                                  ------------                  -----               -
TOTAL/WEIGHTED AVERAGE                                                  59.39                    9.21               0

TOTAL/WEIGHTED AVERAGE                                                  27.31                    9.78               1


                                                                                                                  RENT/
    ACTIVITY TYPE           BUILDING ADDRESS        # OF LEASES      USABLE SF        RENTABLE SF           RENTABLE SF*($'s)
    -------------           ----------------        -----------      ---------        -----------           -----------------
NEW TENANTS
REPLACING VACANCIES
                OFFICE
                        1370 Broadway                           1            5,491              5,491                44.00
                        180 Madison Avenue                      1            4,711              4,711                45.00
                        1372 Broadway                           1            2,441              2,911                34.50
                        1466 Broadway                           2            4,978              6,890                29.63
                                                                -           ------             ------            ---------
TOTAL/WEIGHTED AVERAGE                                          5           17,621             20,003                37.90

          LEASED SPACE                     OFFICE              44           99,160            130,527                39.37
                                           RETAIL               1            2,772              3,108                68.68
                                  TOTAL                        45          101,932            133,635                40.05
                        TOTAL MINUS RELOS                      40           93,978            121,944                41.63
                        -----------------
SOLD VACANCIES

SUB-TOTAL AVAILABLE SPACE @ 3/31/01                                        276,994
-----------------------------------

HOLDOVER TENANTS
                        180 Madison Avenue                      1            1,048              1,048                21.99
                        1412 Broadway                           2            4,815              5,095                37.94
                        321 West 44th Street                    1              848              1,100                20.36
                        1466 Broadway                           3            8,143              9,015                38.35
                                                                -           ------             ------            ---------
                                                                7           14,854             16,258                35.95

TOTAL AVAILABLE SPACE @ 3/31/01                                            262,140
-------------------------------

EARLY RENEWALS
OFFICE
                        1370 Broadway                           1            6,200              6,200                50.65
                        1140 Sixth Avenue                       1            2,282              3,697                43.50
                                                                -           ------             ------            ---------
                                                                2            8,482              9,897                47.98
RETAIL
                        100 Park Avenue                         1            8,696              8,696               129.50
                                                                -           ------             ------            ---------
                                                                1            8,696              8,696               129.50
              RENEWALS
                                  EXPIRED/RENEWED               6            5,362              6,010                42.43
                            EARLY RENEWALS OFFICE               2            8,482              9,897                47.98
                            EARLY RENEWALS RETAIL               1            8,696              8,696               129.50
                                                                -
                                  TOTAL                         9           22,540             24,603                75.44


                                                          PREV. ESCALATED               T.I/SF($'s)           FREE RENT
    ACTIVITY TYPE           BUILDING ADDRESS          RENT/RENTABLE SF*($'s)        RENTABLE SF**($'s)       # OF MONTHS
    -------------           ----------------          ----------------------        ------------------       -----------

NEW TENANTS
REPLACING VACANCIES
                OFFICE
                        1370 Broadway                                       -                       -              0
                        180 Madison Avenue                                  -                   20.00              1
                        1372 Broadway                                       -                       -              0
                        1466 Broadway                                       -                       -              0
                                                              ----------------                     --              -
TOTAL/WEIGHTED AVERAGE                                                      -                    4.71              0

          LEASED SPACE                     OFFICE                       27.31                    9.01              1
                                           RETAIL                       59.39                    9.21              1
                                  TOTAL                                 28.19                    9.01              1
                        TOTAL MINUS RELOS                               28.03                    9.87
                        -----------------
SOLD VACANCIES

SUB-TOTAL AVAILABLE SPACE @ 3/31/01

HOLDOVER TENANTS
                        180 Madison Avenue                              21.99                       -              0
                        1412 Broadway                                   37.94                       -              0
                        321 West 44th Street                            20.36                       -              0
                        1466 Broadway                                   38.35                       -              0
                                                              ----------------                     --              -
                                                                        35.95                       -              0

TOTAL AVAILABLE SPACE @ 3/31/01

EARLY RENEWALS
OFFICE
                        1370 Broadway                                    34.12                       -              3
                        1140 Sixth Avenue                                38.64                       -              0
                                                               ----------------                     --              -
                                                                         35.81                       -              2
RETAIL
                        100 Park Avenue                                  44.08                       -              0
                                                               ----------------                     --              -
                                                                         44.08                       -              0
              RENEWALS
                                  EXPIRED/RENEWED                        37.01                    0.50              0
                            EARLY RENEWALS OFFICE                        35.81                       -              2
                            EARLY RENEWALS RETAIL                        44.08                       -              0
                                  TOTAL                                  39.03                    0.12              0

 * Annual Base Rent
** Escalated Rent is calculated as Total Annual Income less Electric Charges.

                            ANNUAL LEASE EXPIRATIONS
                             CONSOLIDATED PROPERTIES


                                             NUMBER OF                SQUARE               PERCENTAGE OF         ANNUALIZED RENT OF
                                             EXPIRING               FOOTAGE OF            TOTAL LEASED SQ.        EXPIRING LEASES
        YEAR OF LEASE EXPIRATION             TENTANTS*               EXPIRING                   FT.                     ($'s)
        ------------------------             ---------              ----------            ----------------       ------------------

In 1st Quarter 2001*                            12                    32,756                  0.42%                  1,210,534
In 2nd Quarter 2001                             47                    63,253                  0.81%                  1,402,953
In 3rd Quarter 2001                             47                   197,717                  2.54%                  5,381,681
In 4th Quarter 2001                             30                   112,315                  1.44%                  2,627,361
                                         --------------------------------------------------------------------------------------

                  TOTAL 2001                   136                   406,041                  5.22%                 10,622,529

                        2002                   136                   662,128                  8.50%                 20,756,672
                        2003                   136                   565,171                  7.26%                 15,423,193
                        2004                    92                   535,187                  6.87%                 15,535,240
                        2005                    99                   750,262                  9.64%                 23,430,432
                        2006                    45                   402,521                  5.17%                 11,146,729
                        2007                    36                   208,739                  2.68%                  6,489,272
                        2008                    33                   575,851                  7.40%                 17,727,936
                        2009                    35                   700,251                  8.99%                 19,274,756
                        2010                    47                 1,245,860                 16.00%                 36,135,415
                  THEREAFTER                    46                 1,733,918                 22.27%                 39,664,880
                                         --------------------------------------------------------------------------------------

                                               841                 7,785,929                100.00%                216,207,054
                                         ======================================================================================


                                                         ANNUALIZED RENT PER               YEAR 2001 WEIGHTED
                                                         LEASED SQUARE FOOT OF             AVERAGE ASKING RENT
               YEAR OF LEASE EXPIRATION                  EXPIRING LEASES $/PSF**                 $/PSF
               ------------------------                  -----------------------           ------------------

In 1st Quarter 2001*                                          36.96                                   40.03
In 2nd Quarter 2001                                           22.18                                   40.47
In 3rd Quarter 2001                                           27.22                                   42.73
In 4th Quarter 2001                                           23.39                                   40.07
                                                        ----------------------------------------------------

                            TOTAL 2001                        26.16                                   41.42

                                  2002                        31.35                                   45.65
                                  2003                        27.29                                   41.57
                                  2004                        29.03                                   42.04
                                  2005                        31.23                                   43.44
                                  2006                        27.69                                   42.00
                                  2007                        31.09                                   43.80
                                  2008                        30.79                                   40.18
                                  2009                        27.53                                   44.10
                                  2010                        29.00                                   44.13
                            THEREAFTER                        22.88                                   41.97
                                                        ----------------------------------------------------

                                                              27.88                                   42.83
                                                        ====================================================

*Tenants may have multiple leases.
**Represents in place annualized rent allocated by year of maturity.

                            ANNUAL LEASE EXPIRATIONS
                            JOINT VENTURE PROPERTIES


                                                                                                 PERCENTAGE OF
                                                              NUMBER OF       SQUARE FOOTAGE OF   TOTAL LEASED  ANNUALIZED RENT OF
         YEAR OF LEASE EXPIRATION                          EXPIRING TENANTS*   EXPIRING LEASES      SQ. FT.     EXPIRING LEASES($'s)
         ------------------------                          -----------------  -----------------  -------------  --------------------

In 1st Quarter 2001*                                                3               2,148             0.10%                 45,251
In 2nd Quarter 2001                                                 3               4,506             0.21%                 96,233
In 3rd Quarter 2001                                                 4               8,487             0.40%                200,652
In 4th Quarter 2001                                                 5               4,670             0.22%                120,172
                                                    -------------------------------------------------------------------------------

                                TOTAL 2001                          15             19,811             0.94%                462,308

                                      2002                          32            161,589             7.65%              3,566,641
                                      2003                          21            242,602            11.48%              6,197,787
                                      2004                          20            165,781             7.85%              5,216,290
                                      2005                          14            174,761             8.27%              5,134,412
                                      2006                          16            274,913            13.01%              6,375,888
                                      2007                          9             279,088            13.21%              9,530,709
                                      2008                          12            159,110             7.53%              4,331,573
                                      2009                          16            412,383            19.51%             12,919,841
                                      2010                          12            153,596             7.27%              5,794,967
                                THEREAFTER                          5              69,552             3.29%              2,079,582
                                                    -------------------------------------------------------------------------------

                                                                   172          2,113,186           100.00%             61,609,998
                                                    ===============================================================================


                                                              ANNUALIZED RENT PER           YEAR 2001 WEIGHTED
                                                              LEASED SQUARE FOOT OF         AVERAGE ASKING RENT
   YEAR OF LEASE EXPIRATION                                  EXPIRING LEASES $/PSF**               $/PSF
   ------------------------                                  -----------------------        -------------------

In 1st Quarter 2001*                                                    21.07                       41.46
In 2nd Quarter 2001                                                     21.36                       43.00
In 3rd Quarter 2001                                                     23.64                       42.60
In 4th Quarter 2001                                                     25.73                       43.00
                                                    -----------------------------------------------------------

                                TOTAL 2001                              23.34                       42.66

                                      2002                              22.07                       43.48
                                      2003                              25.55                       43.34
                                      2004                              31.46                       47.50
                                      2005                              29.38                       49.63
                                      2006                              23.19                       45.00
                                      2007                              34.15                       52.21
                                      2008                              27.22                       46.78
                                      2009                              31.33                       49.16
                                      2010                              37.73                       49.21
                                THEREAFTER                              29.89                       46.31
                                                    -----------------------------------------------------------

                                                                        29.15                       47.50
                                                    ===========================================================

*Tenants may have multiple leases.
**Represents in place annualized rent allocated by year of maturity.

              SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY POST 1997


                                                                                                                    Net Rentable
1998 Acquisitions        Property                             Type of Ownership       Submarket                         s.f.
-----------------        --------                             -----------------       ---------                         ----

         Mar-98          420 Lexington                        Operating Sublease      Grand Central North             1,188,000
         Mar-98          1466 Broadway                        Fee Interest            Times Square                      289,000
         Mar-98          321 West 44th                        Fee Interest            Times Square                      203,000
         May-98          711 3rd Avenue                       Operating Sublease      Grand Central North               524,000
         Jun-98          440 9th Avenue                       Fee Interest            Garment                           339,000
         Aug-98          1412 Broadway                        Fee Interest            Times Square South                389,000

1999 ACQUISITIONS
         Jan-99          420 Lexington Leasehold              Sub-leasehold           Grand Central North
         Jan-99          555 West 57th - 65% JV               Fee Interest            Midtown West                      941,000
         May-99          90 Broad Street - 35% JV             Fee Interest            Financial                         339,000
         May-99          THE MADISON PROPERTIES:              Fee Interest            Grand Central South
                         -----------------------
                              286 Madison Avenue                                                                        112,000
                              290 Madison Avenue                                                                         36,800
                              292 Madison Avenue                                                                        187,000
         Aug-99          1250 Broadway - 50% JV               Fee Interest            Penn Station                      670,000
         Nov-99          555 West 57th - remaining 35%        Fee Interest            Midtown West                            -

2000 ACQUISITIONS
         Feb-00          100 Park Avenue                      Fee Interest            Grand Central South               834,000
         Dec-00          180 Madison Avenue                   Fee Interest            Grand Central South               265,000

CONTRIBUTION TO JV
         May-00          321 West 44th                        Fee Interest            Times Square                      203,000

2001 ACQUISITIONS
         Jan-01          1370 Broadway                        Fee Interest            Garment                           255,000
         Jan-01          1 Park Avenue                        Various Interests       Grand Central South               913,000
         Jan-01          469 7th Avenue - 35% JV              Fee Interest            Penn Station                      253,000


                                                                    % Leased           % Leased         Acquisition
1998 Acquisitions        Property                                at Acquisition        03/31/01         Price ($'s)
-----------------        --------                                --------------        --------         -----------

         Mar-98          420 Lexington                                       83              99          78,000,000
         Mar-98          1466 Broadway                                       87              83          64,000,000
         Mar-98          321 West 44th                                       96              96          17,000,000
         May-98          711 3rd Avenue                                      79             100          65,600,000
         Jun-98          440 9th Avenue                                      76              98          32,000,000
         Aug-98          1412 Broadway                                       90              97          82,000,000

1999 ACQUISITIONS
         Jan-99          420 Lexington Leasehold                                                         27,300,000
         Jan-99          555 West 57th - 65% JV                             100             100          66,700,000
         May-99          90 Broad Street - 35% JV                            82             100          34,500,000
         May-99          THE MADISON PROPERTIES:                                                         50,000,000
                         -----------------------
                              286 Madison Avenue                             99              98
                              290 Madison Avenue                             86             100
                              292 Madison Avenue                             97             100
         Aug-99          1250 Broadway - 50% JV                              97             100          93,000,000
         Nov-99          555 West 57th - remaining 35%                                                   34,100,000

2000 ACQUISITIONS
         Feb-00          100 Park Avenue                                     97             100         192,000,000
         Dec-00          180 Madison Avenue                                  87              89          41,250,000

CONTRIBUTION TO JV
         May-00          321 West 44th                                       98              96          28,400,000

2001 ACQUISITIONS
         Jan-01          1370 Broadway                                       97              99          50,500,000
         Jan-01          1 Park Avenue                                       97              97         233,900,000
         Jan-01          469 7th Avenue - 35% JV                             98              90          45,700,000

(1) This includes the issuance of 44,772 OP units (valued at $1mm) and $20mm for a 50% interest in the Building Fee (purchased 7/98).
(2)  This includes the assumption of mortgage debt for $28.6mm (65% of $44mm).

                 SUMMARY OF REAL ESTATE SALES ACTIVITY POST 1999


                                                                                         Net Rentable    Sales         Sales
2000 Sales            Property                  Type of Ownership      Submarket              s.f.     Price ($'s)  Price ($'s/SF)
----------            --------                  -----------------      ---------              ----     -----------  --------------

         Feb-00       29 West 35th Street       Fee Structure          Garment               78,000    $11,700,000        $150
         Mar-00       36 West 44th Street       Fee Structure          Grand Central        178,000    $31,500,000        $177
         May-00       321 West 44th Street      Fee Structure          Times Square         203,000    $28,400,000        $140
         Nov-00       90 Broad Street           Fee Structure          Financial            339,000    $60,000,000        $177
         Dec-00       17 Battery South          Fee Structure          Financial            392,000    $53,000,000        $135
                                                                                           --------    -----------
                                                                                          1,190,000   $184,600,000



2001 SALES
         Jan-01       633 Third Ave             Fee Structure          Grand Central North   40,623    $13,250,000        $326